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                                                                  EXHIBIT 4.8

                          CERTIFICATE OF INCORPORATION

                                       OF

                           DORAL FINANCIAL CORPORATION

                         AS IN EFFECT ON APRIL 28, 2004

         Doral Financial Corporation, a corporation organized under the laws of the Commonwealth of Puerto Rico, does hereby certify pursuant to Article 8.05 of the Puerto Rico General Corporation Law, that

         FIRST: The name under which it was originally incorporated was HF, Inc. The name was subsequently amended to First Financial Caribbean Corporation and on September 22, 1997 was amended to Doral Financial Corporation.

         SECOND: Its original Certificate of Incorporation was filed in the Office of the Secretary of State of the Commonwealth of Puerto Rico on October 23, 1972, Reg. No. 29,324. The original Certificate of Incorporation as amended to such date was restated on March 26, 1997.

         THIRD: This Second Restated Certificate of Incorporation was approved by the Board of Directors of Doral Financial Corporation at a meeting duly called and held on October 6, 1997 and does not further amend the provisions of Doral Financial Corporation's Restated Certificate of Incorporation as heretofore amended, and there are no discrepancies between those provisions and of this Second Restated Certificate of Incorporation.

         FOURTH: The text of the Restated Certificate of Incorporation of Doral Financial Corporation, as amended, is hereby restated without further amendment or change, effective as of the date of filing of this instrument with the Secretary of State of the Commonwealth of Puerto Rico, to read as follows:

                  FIRST: The name of the corporation (hereinafter called the Corporation) is DORAL FINANCIAL CORPORATION.

                  SECOND: The principal office of the Corporation in the Commonwealth of Puerto Rico is located at Avenida F.D. Roosevelt 1159, Puerto Nuevo, Puerto Rico 00920, in the Municipality of San Juan. The name of the resident agent of the Corporation is David Levis, the mailing address of such resident agent is Avenida F.D. Roosevelt 1159, Puerto Nuevo, Puerto Rico 00920.

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                  THIRD: The nature of the business of the Corporation and the objects or purposes to be transacted, promoted or carried on by it are as follows:

                  1. To engage in the business of mortgage banking, including but not limited to the origination, servicing and resale of first and second mortgages, both conventional and Veterans Administration guaranteed and Federal Housing Administration insured, and the issuance and brokerage of mortgage-backed certificates.

                  2. To make, manufacture, produce, prepare, process, purchase or otherwise acquire, and to hold, own, use, sell, import, export, dispose of or otherwise trade or deal in and with, machines, machinery, appliances, apparatus, goods, wares, products and merchandise of every kind, nature and description; and, in general, to engage or participate in any manufacturing or other business of any kind or character whatsoever, whether or not related to, conducive to, incidental to or in any way connected with the above business.

                  3. To engage in research, exploration, laboratory and development work relating to any material, substance, compound or mixture now known or which may hereafter be known, discovered or developed, and to perfect, develop, manufacture, use, apply and generally to deal in and with any such material, substance, compound or mixture.

                  4. To adopt, apply for, obtain, register, purchase, lease, take licenses in respect of or otherwise acquire, and to maintain, protect, hold, use, own, exercise, develop, manufacture under, operate and introduce, and to sell and grant licenses or other rights in respect of, assign or otherwise dispose of, turn to account, or in any manner deal with and contract with reference to, any trademarks, trade names, patents, patent rights, concessions, franchises, designs, copyrights and distinctive marks and rights analogous thereto, and inventions, devices, processes, recipes, formulae and improvements and modifications thereof.

                  5. To act as agent or broker for any person, firm or corporation including, but not limited to, acting as agent for any local, municipal, state or Commonwealth agency or instrumentality.

                  6. To purchase, lease or otherwise acquire, to hold, own, use, develop, maintain, manage and operate, and to sell, transfer, lease, assign, convey, exchange or

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         otherwise turn to account or dispose of, and otherwise deal in and with such real property, whether located within the Commonwealth of Puerto Rico or elsewhere, as may be necessary or convenient in connection with the business of the Corporation, and personal property, tangible or intangible, without limitation; provided, however, that the Corporation shall not be authorized, as respects real property located within the Commonwealth of Puerto Rico, to conduct the business of buying and selling real estate, and shall in all other respects be subject to the provisions of Section 14 of Article VI of the Constitution of the Commonwealth of Puerto Rico.

                  7. To enter into any joint ventures, agreements and any other lawful arrangements for sharing profits, union of interest, reciprocal concession or cooperation, with any corporation, association, partnership, syndicate, entity, person or governmental, municipal or public authority, domestic or foreign, in the carrying on of any business that the Corporation is authorized to carry on or any business or transaction deemed necessary, convenient or incidental to carrying out any of the purposes of the Corporation.

                  8. To enter into, make, perform and carry out contracts of every kind and description, not prohibited by law, with any person, firm, association, corporation or governmental body; and to guarantee the contracts or obligations, and the payment of interest or dividends on securities of any other person, firm, association, corporation or governmental body.

                  9. To lend its uninvested funds from time to time to such extent, to such persons, firms, associations, corporations or governments or subdivisions, agencies or instrumentalities thereof, and on such terms and on such security, if any, as the Board of Directors of the Corporation may determine.

                  10. To acquire and undertake all or any part of the business assets and liabilities of any person, firm, association or corporation on such terms and conditions as may be agreed upon, and to pay for the same in cash, property or securities of the Corporation, or otherwise, and to conduct the whole or any part of any business thus acquired, subject only to the provisions of the laws of the Commonwealth of Puerto Rico.

                  11. To merge into, merge into itself or consolidate with, and to enter into agreements and cooperative

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         relations, not in contravention of law, with any person, firm, association or corporation.

                  12. To purchase, lease, construct or otherwise acquire, and to hold, own, use, maintain, manage and operate, buildings, factories, plants, laboratories, installations, equipment, machinery, pipelines, rolling stocks, and other structures, facilities and apparatus of every kind and description, used or useful in the conduct of the business of the Corporation.

                  13. To purchase, lease, construct, or otherwise acquire, and to hold, own, use, maintain, manage and operate dwelling houses and other buildings at or near any place of business of the Corporation for the purpose of furnishing housing and other conveniences to employees of the Corporation, and others, and to carry on a general mercantile business at or near any such place of business for the convenience of those residing in the vicinity thereof, and others.

                  14. To purchase or otherwise acquire, and to hold, pledge, sell, exchange, or otherwise dispose of securities (which term, for the purpose of this Article THIRD, shall include any shares of stock, bonds, debentures, notes, mortgages or other obligations and any certificates, receipts or other instruments representing rights to receive, purchase or subscribe for the same, or representing any other rights or interests therein or in any property or assets) created or issued by any person, firm, association, corporation or governmental body, and while the holder thereof to exercise all the rights, powers and privileges in respect thereof, including the right to vote, to the same extent as a natural person might or could do.

                  15. To borrow money for any of the purposes of the Corporation, from time to time, and without limit as to amount; from time to time to issue and sell its own securities in such amounts, on such terms and conditions, for such purposes and for such consideration, as may now be or hereafter shall be permitted by the laws of the Commonwealth of Puerto Rico; and to secure the same by mortgage upon, or the pledge of, or the conveyance or assignment in trust of, the whole or any part of the properties, assets, business and goodwill of the Corporation, then owned or thereafter acquired.

                  16. To purchase, or otherwise acquire and to hold, cancel, reissue, sell, exchange, transfer or otherwise

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         deal in its own securities from time to time to such extent and upon such terms as shall be permitted by the laws of the Commonwealth of Puerto Rico; provided, however, that shares of its own capital stock so purchased or held shall not be directly or indirectly voted, nor shall they be entitled to dividends during such period or periods as they shall be held by the Corporation.

                  17. To such extent as a corporation organized under the laws of the Commonwealth of Puerto Rico may now or hereafter lawfully do, to do, either as principal or agent and either alone or through subsidiaries or in connection with other persons, firms, associations or corporations, all and everything necessary, suitable, convenient or proper for, or in connection with, or incident to, the accomplishment of any of the purposes or the attainment of any one or more of the objects herein enumerated, or designed directly or indirectly to promote the interests of the Corporation or to enhance the value of its properties; and in general to do any and all things and exercise any and all powers, rights, and privileges which a corporation may now or hereafter be organized to do or to exercise under the laws of the Commonwealth of Puerto Rico.

                  The foregoing provisions of this Article THIRD shall be construed both as purposes and powers and each as an independent purpose and power. The foregoing enumeration of specific purposes and powers shall not be held to limit or restrict in any manner the purposes and powers of the Corporation, and the purposes and powers herein specified shall, except when otherwise provided in this Article THIRD, be in no wise limited or restricted by reference to, or inference from, the terms of any provisions of this or any other Article of this Certificate of Incorporation.

                  The Corporation is to be carried on for pecuniary profit.

                  FOURTH: The total number of shares of all classes of stock which the Corporation is authorized to issue is 540,000,000 shares, consisting of 500,000,000 shares of Common Stock, $1.00 par value and 40,000,000 shares of Serial Preferred Stock, $1.00 par value.

                  The minimum amount of capital with which the Corporation will commence business is $10,000.00.

                  The Board of Directors is authorized at any time, and from time to time, to provide for the issuance of

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         shares of Serial Preferred Stock in one or more series, and to determine the designations, preferences, limitations and relative or other rights of the Serial Preferred Stock or any series thereof. For each series, the Board of Directors shall determine, by resolution or resolutions adopted prior to the issuance of any shares thereof, the designations, preferences, limitations and relative or other rights thereof, including but not limited to the following relative rights and preferences, as to which there may be variations among different series:

                           (a) The rates or rates (which may be floating,
                  variable or adjustable), or the method of determining such rate or rates and the times and manner of payment of dividends, if any (and whether such payment should be in cash or securities);

                           (b) Whether shares may be redeemed or purchased, in
                  whole or in part, at the option of the holder or the Corporation and, if so, the price or prices and the terms and conditions of such redemption or purchase;

                           (c) The amount payable upon shares in the event of
                  voluntary or involuntary liquidation, dissolution or other winding up of the Corporation;

                           (d) Sinking fund provisions, if any, for the
                  redemption or purchase of shares;

                           (e) The terms and conditions, if any, on which shares
                  may be converted or exchanged into shares of Common Stock or other capital stock or securities of the Corporation;

                           (f) Voting rights, if any; and

                           (g) Any other rights and preferences of such shares,
                  to the full extent now or hereafter permitted by the laws of the Commonwealth of Puerto Rico.

                  All shares of Serial Preferred Stock (i) shall rank senior to the Common Stock in respect of the right to receive dividends and the right to receive payments out of the assets of the Corporation upon voluntary or involuntary liquidation, dissolution or winding up of the Corporation, (ii) shall be of equal rank, regardless of series, and
         (iii) shall be identical in all respects except as provided in (a) through (g) above. The shares of any series of the Serial Preferred Stock shall be

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         identical with each other in all respects except as to the dates from and after which dividends thereof shall be cumulative. In case the stated dividends or the amounts payable on liquidation are not paid in full, the shares of all series of the Serial Preferred Stock shall share ratably in the payment of dividends, including accumulations, if any, in accordance with the sums which would be payable on said shares if all dividends were declared and paid in full, and in any distribution of assets other than by way of dividends in accordance with the sums which would be payable on such distribution if all sums payable were discharged in full.

                  The Board of Directors shall have the authority to determine the number of shares that will comprise each series. Unless otherwise provided in the resolution establishing such series, all shares of Serial Preferred Stock redeemed, retired by sinking fund payment, repurchased by the Corporation or converted into Common Stock shall have the status of authorized but unissued shares of Serial Preferred Stock undesignated as to series.

                  Prior to the issuance of any shares of a series, but after adoption by the Board of Directors of the resolution establishing such series, the appropriate officers of the Corporation shall file such documents with the Commonwealth of Puerto Rico as may be required by law.

                  No holder of shares of Common Stock or Serial Preferred Stock shall be entitled as a matter right to subscribe for or purchase, or have any preemptive right with respect to, any part of any new or additional issue of stock of any class whatsoever, or of securities convertible into any stock of any class whatsoever, whether now or hereafter authorized and whether issued for cash or other consideration or by way of dividend.

                  FIFTH: The Corporation is to have perpetual existence.

                  SIXTH: For the management of the business and for the conduct of the affairs of the Corporation, and in further creation, definition, limitation and regulation of the powers of the Corporation and of its directors and stockholders, it is further provided:

                  1. The number of directors of the Corporation shall be fixed by, or in the manner provided in, the By-laws, but in no case shall the number be less than three. The directors need not be stockholders. Election of directors need not be by ballot unless the By-laws so require. Meetings of the Board of Directors may be held

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         at such place or places within or without the Commonwealth of Puerto
         Rico as shall be specified in the respective notices thereof or in the respective waivers of notice thereof signed by all the directors of the Corporation at the time in office

                  2. In furtherance and not in limitation of the powers conferred by the laws of the Commonwealth of Puerto Rico, and subject at all times to the provisions thereof, the Board of Directors is expressly authorized and empowered:

                           (a) To make, alter and repeal the By-laws of the
                  Corporation, subject to the power of the stockholders to alter or repeal the By-laws made by the Board of Directors.

                           (b) To determine, from time to time, whether and to
                  what extent and at what times and places and under what conditions and regulations the accounts and books and documents of the Corporation (other than the stock ledger), or any of them, shall be open to inspection by the stockholders; and no stockholder shall have any right to inspect any account or book or document of the Corporation, except as conferred by the laws of the Commonwealth of Puerto Rico, unless and until duly authorized to do so by resolution of the Board of Directors.

                           (c) To authorize and issue obligations of the
                  Corporation, secured or unsecured, to include therein such provisions as to redeemability, convertibility or otherwise, as the Board of Directors in its sole discretion may determine, and to authorize the mortgaging or pledging of, and to authorize and cause to be executed mortgages and liens upon, any property of the Corporation, real or personal, including after-acquired property.

                           (d) To determine whether any, and, if any, what part,
                  of the net profits of the Corporation or of its net assets in excess of its capital shall be declared in dividends and paid to the stockholders, and to direct and determine the use and disposition thereof.

                           (e) To set apart a reserve or reserves, and to
                  abolish any such reserve or reserves, or to make such other provisions, if any, as the Board of Directors may deem necessary or advisable for

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                  working capital, for additions, improvements and betterments to plant and equipment, for expansion of the business of the Corporation (including the acquisition of real and personal property for that purpose) and for any other purpose of the Corporation.

                           (f) To establish bonus, profit-sharing, pension,
                  thrift, and other types of incentive, compensation or retirement plans for the officers and employees (including officers and employees who are also directors) of the Corporation and to fix the amounts of profits to be distributed or shared or contributed and the amounts of the Corporation's funds otherwise to be devoted thereto and to determine the persons to participate in any such plans and the amounts of their respective participations.

                           (g) To issue, or grant options for the purchase of,
                  shares of stock of the Corporation to officers and employees (including officers and employees who are also directors) of the Corporation and its subsidiaries for such consideration and on such terms and conditions as the Board of Directors may from time to time determine.

                           (h) To enter into contracts for the management of the
                  business of the Corporation for terms not exceeding three years.

                           (i) By resolution or resolutions passed by a majority
                  of the whole Board, to designate one or more committees, each committee to consist of two or more of the directors of the Corporation, which to the extent provided in such resolution or resolutions or in the Bylaws, shall have and may exercise the powers of the Board of Directors (other than to remove or elect officers) in the management of the business and affairs of the Corporation and may have power to authorize the seal of the Corporation to be affixed to all papers which may require it, such committee or committees to have such name or names as may be stated in the By-laws or as may be determined from time to time by resolution adopted by the Board of Directors.

                           (j) To exercise all the powers of the Corporation,
                  except such as are conferred by law,

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                  or by this Certificate of Incorporation or by the By-laws of the Corporation, upon the stockholders.

                  3. Any one or all of the directors may be removed, with or without cause, at any time, by either (a) the vote of the holders of a majority of the stock of the Corporation issued and outstanding and entitled to vote and present in person or by proxy at any meeting of the stockholders called for the purpose, or (b) an instrument or instruments in writing addressed to the Board of Directors directing such removal and signed by the holders of a majority of the stock of the Corporation issued and outstanding and entitled to vote; and thereupon the term of each such director who shall be so removed shall terminate.

                  4. No contract or other transaction between the Corporation and any other corporation, whether or not such other corporation is related to the Corporation through the direct or indirect ownership by such other corporation of a majority of the shares of the capital stock of the Corporation or by the Corporation of a majority of the shares of the capital stock of such other corporation, and no other act of the Corporation shall, in the absence of fraud, in any way be affected or invalidated by the fact that any of the directors of the Corporation are pecuniarily or otherwise interested in, or are directors or officers of, such other corporation or by the fact that such other corporation is so related to the Corporation. Any director of the Corporation individually, or any firm or association of which any director may be a member, may be a party to, or may be pecuniarily or otherwise interested in, any contract or transaction of the Corporation, provided that the fact that he individually or such firm or association is so interested shall be disclosed or shall have been known to the Board of Directors or a majority of such members thereof as shall be present at any meeting of the Board of Directors at which action upon any such contract or transaction shall be taken. Any director of the Corporation who is also a director or officer of such other corporation or who is so interested may be counted in determining the existence of a quorum at any meeting of the Board of Directors which shall authorize any such contract or transaction, with like force and effect as if he were not such director or officer of such other corporation or not so interested.

                  5. Any person made or threatened to be made a party to any action or proceeding, whether civil or

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         criminal, by reason of the fact that he, his testator or intestate is or was a Director, officer or employee of the Corporation or serve or served any other corporation, partnership, joint venture, trust, employee benefit plan or other enterprises in any capacity at the request of the Corporation shall be indemnified by the Corporation, and the Corporation may advance his related expenses, to the fullest extent permitted by law. The Corporation may purchase and maintain insurance on behalf of any person who is or was a Director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a Director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such.

                  SEVENTH: A director of this Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except to the extent such exemption from liability or limitation thereof is not permitted under the Puerto Rico General Corporation Law of 1995 as the same exists or may hereafter be amended. Any repeal or modification of the foregoing provisions of this Article SEVENTH shall not adversely affect any right or protection of a director of the Corporation existing hereunder with respect to any act or omission occurring prior to or at the time of such repeal or modification.

                  EIGHTH: The Corporation reserves the right to amend, alter or repeal any of the provisions of this Certificate of Incorporation and to add other provisions authorized by the laws of the Commonwealth of Puerto Rico at the time in force in the manner and at the time prescribed by said laws, and all rights, powers and privileges at any time conferred upon the Board of Directors and the stockholders are granted subject to the provisions of this Article."

                  RESOLVED, that pursuant to the authority expressly granted to and vested in the Board of Directors of the Corporation in accordance with the provisions of its Restated Certificate of Incorporation, a series of Serial Preferred Stock of the Corporation be and it hereby is created.

                  FURTHER RESOLVED, that the directors have determined that the preferences and relative, participating, optional or other special rights of the shares of such series of Preferred Stock, and the qualifications, limitations or restrictions thereof, as stated and expressed herein, are under the circumstances prevailing

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         on the date hereof fair and equitable to all the existing shareholders of the Corporation.

                  FURTHER RESOLVED, that the designation and amount of such series and the voting powers, preferences and relative, participating, optional or other special rights of the shares of such series of Preferred Stock, and the qualifications, limitations or restrictions thereof are as follows:

                  A.       DESIGNATION AND AMOUNT

                           The shares of such series of Preferred Stock shall be designated as the "8% Convertible Cumulative Preferred Stock (Liquidation Preference $1,000 per share)" (hereinafter called the "8% Preferred Stock"), and the number of authorized shares constituting such series shall be 20,000.

                  B.       DIVIDENDS

                           (i) Holders of record of the 8% Preferred Stock
                  ("Holders") will be entitled to receive, when, as and if declared by the Board of Directors of the Corporation, out of funds of the Corporation legally available therefor, cumulative cash dividends at the annual rate per share of 8% of their liquidation preferences, or $6.662/3 per share per month.

                           (ii) Dividends on the 8% Preferred Stock will accrue
                  from their date of original issuance and will be payable (when, as and if declared by the Board of Directors of the Corporation out of funds of the Corporation legally available therefor) monthly in arrears in United States dollars commencing on the last day of the month in which the 8% Preferred Stock is issued, and on the last day of each calendar month of each year thereafter to the holders of record of the 8% Preferred Stock as they appear on the books of the Corporation on the Business Day (as defined below) immediately preceding the relevant date of payment. In the case of the dividend payable in the month in which the 8% Preferred Stock is issued, such dividend shall cover the period from the date of issuance of the 8% Preferred Stock to the end of such month. In the event that any date on which dividends are payable is not a Business Day, then payment of the dividend payable on such date will be made

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                                       13

                  on the next succeeding Business Day without any interest or other payment in respect of any such delay, except that, if such Business Day is in the next succeeding calendar year, such payment will be made on the Business Day immediately preceding the relevant date of payment, in each case with the same force and effect as if made on such date. A "Business Day" is a day other than a Saturday, Sunday or bank holiday in San Juan, Puerto Rico.

                           (iii) Dividends on the 8% Preferred Stock will be
                  cumulative from their date of issuance, and will accrue, to the extent not paid, on the last day of each month.

                           (iv) The amount of dividends payable for any monthly
                  dividend period will be computed on the basis of twelve 30-day months and a 360-day year. The amount of dividends payable for any period shorter than a full monthly dividend period will be computed on the basis of the actual number of days elapsed in such period.

                           (v) Subject to any applicable fiscal or other laws
                  and regulations, each dividend payment will be made by dollar check drawn on a bank in New York, New York or San Juan, Puerto Rico and mailed to the record holder thereof at such holder's address as it appears on the register for such 8% Preferred Stock or, in the case of holders of $1,000,000 or more in aggregate liquidation preference of the 8% Preferred Stock, by wire transfer of immediately available funds to the account of such holders as notified by such holders to the Corporation.

                           (vi) So long as any shares of the 8% Preferred Stock
                  remain outstanding, the Corporation shall not declare, set apart or pay any dividend or make any other distribution of assets (other than dividends paid or other distributions made in stock of the Corporation ranking junior to the 8% Preferred Stock as to the payment of dividends and the distribution of assets upon liquidation, dissolution or winding up of the Corporation) on, or redeem, purchase, set apart or otherwise acquire (except upon conversion or exchange for stock of the Corporation ranking junior to the 8% Preferred Stock as to the payment of dividends and the distribution of assets upon liquidation, dissolution or winding up of the Corporation), shares of common stock or of any other class of stock of the Corporation ranking junior to the 8% Preferred Stock as to the payment of dividends or the distribution of assets upon liquidation, dissolution or winding up of the Corporation, unless all accrued and unpaid dividends on the 8% Preferred Stock shall have been paid or are paid contemporaneously and the full monthly dividend on

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                                       14

                  the 8% Preferred Stock for the then current month has been or is contemporaneously declared and paid or declared and set apart for payment and unless the Corporation has not defaulted in the payment of the redemption price of any shares of 8% Preferred Stock called for redemption.

                           (vii) When dividends are not paid in full on the 8%
                  Preferred Stock and any other shares of stock of the Corporation ranking on a parity as to the payment of dividends with the 8% Preferred Stock, all dividends declared upon the 8% Preferred Stock and any such other shares of stock of the Corporation will be declared pro rata so that the amount of dividends declared per share on the 8% Preferred Stock and any such other shares of stock will in all cases bear to each other the same ratio that the liquidation preference per share of the 8% Preferred Stock and any such other shares of stock bear to each other.

                           (viii) Holders of record of the 8% Preferred Stock
                  will not be entitled to any dividend, whether payable in cash, property or stock, in excess of the dividends provided for herein on the shares of 8% Preferred Stock. The Corporation may, however, at its discretion, declare a special dividend in an amount sufficient to allow the Corporation to pay dividends on any stock of the Corporation ranking junior to the 8% Preferred Stock in compliance with the provisions of Section
                  B.6 above.

                  C.       CONVERSION

                           (i) A holder of a share of 8% Preferred Stock may
                  convert it into common stock of the Corporation at any time before the close of business on December 1, 2005 (the "Expiration Date"). If a share of 8% Preferred Stock is called for redemption, the holder may convert it at any time before the close of business on the day preceding the redemption date. The initial conversion price is $8.75 per share of common stock of the Corporation, subject to adjustment in certain events as provided in subsection 4 below (as so adjusted from time to time, the "Conversion Price"). To determine the number of shares of common stock of the Corporation issuable upon conversion of a share of 8% Preferred Stock, divide (a) the aggregate liquidation preference of the shares of 8% Preferred Stock to be converted by (b) the Conversion Price in effect on the conversion date. The Corporation will deliver a check for an amount equal to the value of any fractional share plus the total amount of accrued but unpaid dividends on such shares to the date of conversion.

                           (ii) To convert a share of 8% Preferred Stock a
                  Holder must (1) complete and sign the conversion election on the back of the certificate, (2) surrender the certificate to the Corporation, (3) furnish appropriate endorsements and transfer documents if required by the Corporation, and (4) pay any transfer or similar tax if required.

                           (iii) Reservation, Listing and Issuance of Shares.
                  The Corporation will at all times have authorized, and reserve and keep available, free from preemptive rights, for the purpose of enabling it to satisfy any obligation to issue shares of common stock of the Corporation upon the conversion of shares of 8% Preferred Stock, the number of shares of common stock of the Corporation deliverable upon conversion of the outstanding shares of 8% Preferred Stock. The Corporation will, at its expense, cause the shares of common stock of the Corporation deliverable upon conversion of the 8% Preferred Stock to be listed (subject to issuance or notice of issuance of such shares) on all stock exchanges on which the common stock is listed not later than the date such common stock is so listed. The Corporation agrees to list such shares (subject to issuance or notice of issuance) on NASDAQ-NMS, to the extent not already listed, promptly after the date of this Certificate of Designation.

                           Before taking any action which could cause an
                  adjustment pursuant to subsection 4 below reducing the Conversion Price below the then par value (if any) of the shares of common stock of the Corporation, the Corporation will take any corporate action which may be necessary in order that the Corporation may validly and legally issue at the Conversion Price as so adjusted shares of common stock of the Corporation that are fully paid and non-assessable.

                           The Corporation covenants that all shares of common
                  stock of the Corporation deliverable upon conversion of the 8% Preferred Stock will, upon issuance in accordance with the terms hereof, be (i) duly authorized, fully paid and non-assessable, and (ii) free from all taxes with respect to the issuance thereof and from all liens, charges and security interests created by the Corporation.

                           (iv) Adjustments of Conversion Price and Number of
                  Shares of Common Stock Issuable upon Conversion of the 8% Preferred Stock. Adjustment of Conversion Price upon Issuance of Common Stock. If and whenever, after September 25, 1995, the Corporation shall issue or sell any shares of common stock (except upon conversion of one or more of the 8.25% convertible subordinated debentures due January 1, 2006 or of one or more shares of the 8% Preferred Stock or upon exercise by Popular, Inc. of certain rights to purchase shares of common stock of the Corporation set forth in Article 5 of the Exchange Agreement dated July 9, 1997, between the Corporation and Popular, Inc.) for a consideration per share less than the Market Price (as hereinafter defined) at the time of such issue or sale, then, forthwith upon such issue or sale, the Conversion Price shall be reduced to the price (calculated to the nearest cent) determined by multiplying the Conversion Price in effect immediately prior to the time of such issue or sale by a fraction, the numerator of which shall be the sum of
                  (a) the number of shares of common stock of the Corporation outstanding immediately prior to such issue or sale multiplied by the Market Price immediately prior to such issue or sale plus (b) the consideration received by the Corporation upon such issue or sale, and the denominator of which shall be the product of (c) the total number of shares of common stock outstanding immediately after such issue or sale, multiplied by (d) the Market Price immediately prior to such issue or sale. No adjustment of any Conversion Price, however, shall be made in an amount less than $0.01 per share, but any such lesser adjustment shall be carried forward and shall be made at the time of, and together with, the next subsequent adjustment which together with any adjustments so carried forward shall amount to $0.01 per share or more.

                                    (i) For the purposes of this subsection 4,
                           the following provisions shall also be applicable:

                                             1) Issuance of Rights or Options.
                           In case at any time the Corporation shall grant (whether directly or by assumption in a merger or otherwise) any rights to subscribe for or to purchase, or any options for the purchase of, common stock or any stock or securities convertible into or exchangeable for common stock (such convertible or exchangeable stock or securities being herein called "Convertible Securities") whether or not such rights or options or the right to convert or exchange any such Convertible Securities are immediately exercisable, and the price per share for which common stock is issuable upon the conversion of such rights or options or upon conversion or exchange of such Convertible Securities (determined as provided below) shall be less than the Market Price determined as of the date of granting such rights or options, then the total maximum number of shares of common stock issuable upon the conversion of such rights or options or upon conversion or exchange of the total maximum amount of such Convertible Securities issuable upon the conversion of such rights or options shall (as of the date of granting of such rights or options) be deemed to be outstanding and to have been issued for such price per share. Except as provided in clause (iii) of this subsection, no further adjustments of any Conversion Price shall be made upon the actual issue of such common stock or of such Convertible Securities upon conversion of such rights or options or upon the actual issue of such common stock upon conversion or exchange of such Convertible Securities. For the purposes of this clause (i), the price per share for which common stock is issuable upon the conversion of any such rights or options or upon conversion or exchange of any such Convertible Securities shall be determined by dividing (A) the total amount, if any, received or receivable by the Corporation as consideration for the granting of such rights or options, plus the minimum aggregate amount of additional consideration payable to the Corporation upon the conversion of all such rights or options, plus, in the case of such rights or options which relate to Convertible Securities, the minimum aggregate amount of additional consideration, if any, payable upon the issue or sale of such Convertible Securities and upon the conversion or exchange thereof, by (B) the total maximum number of shares of common stock issuable upon the conversion of such rights or options or upon the conversion or exchange of all such Convertible Securities issuable upon the conversion of such rights or options.

                                             2) Issuance of Convertible
                           Securities. In case the Corporation shall issue (whether directly or by assumption in a merger or otherwise) or sell any Convertible Securities, whether or not the rights to exchange or convert thereunder are immediately exercisable, and the price per share for which common stock is issuable upon conversion or exchange of such Convertible Securities (determined as provided below) shall be less than the Market Price, determined as of the date of such issue or sale of such Convertible Securities, then the total maximum number of shares of common stock issuable upon conversion or exchange of all such Convertible Securities shall (as of the date of the issue or sale of such Convertible Securities) be deemed to be outstanding and to have been issued for such price per share, provided that (1) except as provided in clause (iii) of this subsection, no further adjustments of any Conversion Price shall be made upon the actual issue of such common stock upon conversion or exchange of such Convertible Securities, and (2) if any such issue or sale of such Convertible Securities is made upon conversion of any rights to subscribe for or to purchase or any option to purchase any such Convertible Securities for which adjustments of any Conversion Price have been or are to be made pursuant to other provisions of this subsection (b), no further adjustment of any Conversion Price shall be made by reason of such issue or sale. For the purposes of this clause (ii), the price per share for which common stock is issuable upon conversion or exchange of Convertible Securities shall be determined by dividing (A) the total amount received or receivable by the Corporation as consideration for the issue or sale of such Convertible Securities, plus the minimum aggregate amount of additional consideration, if any, payable to the Corporation upon the conversion or exchange thereof, by (B) the total maximum number of shares of common stock issuable upon the conversion or exchange of all such Convertible Securities.

                                             3) Change in Option Price or
                           Conversion Rate. If the purchase price provided for in any rights or options referred to in clause (i) above, or the additional consideration, if any, payable upon the conversion or exchange of Convertible Securities referred to in clause (i) or
                           (ii) above, or the rate at which any Convertible Securities referred to in clause (i) or (ii) above are convertible into or exchangeable for common stock, shall change (other than under or by reason of provisions designed to protect against dilution), then the Conversion Price in effect at the time of such event shall forthwith be readjusted to the Conversion Price which would have been in effect at such time had such rights, options or Convertible Securities still outstanding provided for such changed purchase price, additional consideration or conversion rate, as the case may be, at the time initially granted, issued or sold.

                                             4) Expiration of Options, Rights
                           and Other Similar Conversion Privileges. On the expiration of any such option or right or the termination of any such right to convert or exchange such Convertible Securities, the Conversion Price then in effect hereunder shall forthwith be increased to the Conversion Price which would have been in effect at the time of such expiration or termination had such right, option or Convertible Security, to the extent outstanding immediately prior to such expiration or termination, never been issued, and the common stock issuable thereunder shall no longer be deemed to be outstanding. If the purchase price provided for in any such right or option referred to in clause (i) above or the rate at which any Convertible Securities referred to in clause (i) or
                           (ii) above are convertible into or exchangeable for common stock, shall decrease at any time under or by reason of provisions with respect thereto designed to protect against dilution, then in case of the delivery of common stock upon the conversion of any such right or option or upon conversion or exchange of any such Convertible Security, the Conversion Price then in effect hereunder shall forthwith be adjusted to such respective amount as would have obtained had such right, option or Convertible Security never been issued as to such common stock and had adjustments been made upon the issuance of the shares of common stock delivered as aforesaid, but only if as a result of such adjustment the Conversion Price then in effect hereunder is thereby decreased.

                                             5) Stock Dividends. In case the
                           Corporation shall declare a dividend or make any other distribution upon any stock of the

                           Corporation payable in common stock or Convertible Securities, any common stock or Convertible Securities, as the case may be, issuable in payment of such dividend or distribution shall be deemed to have been issued or sold without consideration.

                                             6) Consideration for Stock. In case
                           any shares of common stock or Convertible Securities or any rights or options to purchase any such common stock or Convertible Securities shall be issued or sold for cash, the consideration received therefor shall be deemed to be the amount received by the Corporation therefor, without deduction therefrom of any expenses incurred or any underwriting commissions or concessions paid or allowed by the Corporation in connection therewith. In case any shares of common stock or Convertible Securities or any rights or options to purchase any such common stock or Convertible Securities shall be issued or sold for a consideration other than cash, the amount of the consideration other than cash received by the Corporation shall be deemed to be the fair value of such consideration as determined, in good faith and in the exercise of reasonable business judgment, by the board of directors of the Corporation, without deduction of any expenses incurred or any underwriting commissions or concessions paid or allowed by the Corporation in connection therewith. In case any shares of common stock or Convertible Securities or any rights or options to purchase such shares of common stock or Convertible Securities shall be issued in connection with any merger or consolidation in which the Corporation is the surviving corporation (other than any consolidation or merger in which the previously outstanding shares of common stock of the Corporation shall be changed into or exchanged for the stock or other securities of another corporation), the amount of consideration therefor shall be deemed to be the fair value as determined reasonably and in good faith by the board of directors of the Corporation of such portion of the assets and business of the non-surviving corporation as such board may determine to be attributable to such shares of common stock, Convertible Securities, rights or options, as the case may be. In the event of any consolidation or merger of the Corporation in which the

                           Corporation is not the surviving corporation or in which the previously outstanding shares of common stock of the Corporation shall be changed into or exchanged for the stock or other securities of another corporation or in the event of any sale of all or substantially all of the assets of the Corporation for stock or other securities of any corporation, the Corporation shall be deemed to have issued a number of shares of its common stock for stock or securities or other property of the other corporation computed on the basis of the actual exchange ratio on which the transaction was predicated and for a consideration equal to the fair market value on the date of such transaction of all such stock or securities or other property of the other corporation, and if any such calculation results in adjustment of the Conversion Price, the determination of the number of shares of common stock issuable upon conversion of the Securities immediately prior to such merger, consolidation or sale, for purposes of subsection (e) below, shall be made after giving effect to such adjustment of the Conversion Price.

                                             7) Record Date. In case the
                           Corporation shall take a record of the holders of its common stock for the purpose of entitling them (A) to receive a dividend or other distribution payable in common stock or in Convertible Securities, or (B) to subscribe for or purchase common stock or Convertible Securities, then such record date shall be deemed to be the date of the issue or sale of the shares of common stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.

                                             8) Treasury Shares. The number of
                           shares of common stock outstanding at any given time shall not include shares owned or held by or for the account of the Corporation, and the disposition of any such shares shall be considered an issue or sale of common stock for the purposes of this subsection
                           (b).

                                             9) Definition of Market Price.
                           "Market Price" shall mean the average of the daily closing prices per share of the common stock for the ten consecutive trading days immediately preceding the day as of which "Market Price" is being determined, except that, in the case of an underwritten bona fide public offering, "Market Price" shall mean the initial public offering price. The closing price for each day shall be the last sale price regular way or, in case no such sale takes place on such day, the average of the closing bid and asked prices regular way, in either case on the New York Stock Exchange, or, if shares of the common stock are not listed or admitted to trading on the New York Stock Exchange, on the principal national securities exchange (including for this purpose the NASDAQ-NMS) on which the shares are listed or admitted to trading, or if the shares are not so listed or admitted to trading, the average of the highest reported bid and lowest reported asked prices as furnished by the National Association of Securities Dealers, Inc. through NASDAQ or through a similar organization if NASDAQ is no longer reporting such information. If shares of the common stock are not listed or admitted to trading on any exchange or quoted through NASDAQ or any similar organization, the "Market Price" shall be deemed to be the higher of (A) the book value of a share of the common stock as determined by any firm of independent public accountants of recognized standing, selected by the board of directors of the Corporation, as at the last day of any month ending within sixty days preceding the date as of which the determination is to be made or (B) the fair value thereof determined in good faith by an independent brokerage firm or Standard & Poor's Corporation as of a date which is within fifteen days of the date as of which the determination is to be made (the fees and expenses of any such independent public accountants, independent brokerage firm or other firm engaged pursuant to subclauses (A) and (B) of this clause (ix) to be paid by the Corporation).

                                             10) Determination of Market Price
                           under Certain Circumstances. Anything herein to the contrary notwithstanding, in case the Corporation shall issue any shares of common stock or Convertible Securities in connection with the acquisition by the Corporation of the stock or assets of any other corporation or the merger of any other corporation into the Corporation, the Market Price shall be deter-mined as of the date the number of shares of common stock or Convertible Securities (or in the case of Convertible Securities other than stock, the aggregate principal amount of Convertible Securities) was determined (as set forth in a written agreement between the Corporation and the other party to the transaction) rather than on the date of issuance of such shares of common stock or Convertible Securities.

                                             11) Certain Issues Excepted.
                           Anything herein to the contrary notwithstanding, the Corporation shall not be required to make any adjustment of any Conversion Price in case of the issuance of shares of common stock (1) upon the conversion of options or rights relating to up to 500,000 shares (subject to adjustment for stock splits, stock combinations, stock dividends and similar events) of the Corporation's common stock granted or provided or to be granted or provided under the Corporation's stock option plan, as in effect on July 9, 1997, or (2) under the Corporation's restricted stock plan, as in effect on July 9, 1997, up to a maximum of 250,000 shares (subject to adjustment for stock splits, stock combinations, stock dividends and similar events), and shall not be required to make any such adjustment upon the granting of any options or rights referred to above if and to the extent that issuance of the shares covered thereby is excepted by this clause.

                                    (ii) Adjustment for Certain Special
                           Dividends. In case the Corporation shall declare a dividend upon the common stock payable otherwise than out of earnings or earned surplus, determined in accordance with Generally Accepted Accounting Principles, and otherwise than in common stock or Convertible Securities, the Conversion Price in effect immediately prior to the declaration of such dividend shall be reduced by an amount equal, in the case of a dividend in cash, to the amount per share of the common stock so declared as payable otherwise than out of earnings or earned surplus or, in the case of any other dividend, to the fair value per share of the common stock of the property so declared as payable otherwise than out of earnings or earned surplus, as determined, reasonably and in good faith, by the board of directors of the Corporation. For the purposes of the foregoing a dividend other than in cash shall be considered payable out of earnings or earned surplus (other than revaluation or paid-in-surplus) only to the extent that such earnings or earned surplus are charged an amount equal to the fair value of such dividend, as determined, reasonably and in good faith, by the board of directors of the Corporation. Such reductions shall take effect as of the date on which a record is taken for the purpose of such dividend, or, if a record is not taken, the date as of which the holders of common stock of record entitled to such dividend are determined.

                                    (iii) Subdivision or Combination of Stock.
                           In case the Corporation shall at any time subdivide the outstanding shares of common stock into a greater number of shares, the Conversion Price in effect immediately prior to such subdivision shall be proportionately reduced, and conversely, in case the outstanding shares of common stock shall be combined into a smaller number of shares, the Conversion Price in effect immediately prior to such combination shall be proportionately increased.

                                    (iv) Adjustments for Consolidation, Merger,
                           Sale of Assets, Reorganization, etc. In case the Corporation (a) consolidates with or merges into any other corporation and is not the continuing or surviving corporation of such consolidation or merger, or (b) permits any other corporation to consolidate with or merge into the Corporation and the Corporation is the continuing or surviving corporation but, in connection with such consolidation or merger, the common stock is changed into or exchanged for stock or other securities of any other corporation or cash or any other assets, or
                           (c) transfers all or substantially all of its properties and assets to any other corporation, or
                           (d) effects a capital reorganization or
                           reclassification of the capital stock of the Corporation in such a way that holders of common stock shall be entitled to receive stock, securities, cash or assets with respect to or in exchange for common stock, then, and in each such case, proper provision shall be made so that, upon the basis and upon the terms and in the manner provided in this subsection (e), the Holders, upon the conversion of each Security at any time after the consummation of such consolidation, merger, transfer, reorganization or reclassification, shall be entitled to receive (at the aggregate Conversion Price in effect for all shares of common stock issuable upon such conversion immediately prior to such consummation as adjusted to the time of such transaction), in lieu of shares of common stock issuable upon such conversion prior to such consummation, the stock and other securities, cash and assets to which such Holder would have been entitled upon such consummation if such Holder had so converted such Security immediately prior thereto (subject to adjustments subsequent to such corporate action as nearly equivalent as possible to the adjustments provided for in this subsection 4).

                                    (v) Notice of Adjustment. Upon any
                           adjustment of the Conversion Price, then and in each such case the Corporation shall promptly deliver a notice to the registered holder of the Securities, which notice shall state the Conversion Price resulting from such adjustment, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

                                    (vi) Other Notices. In case at any time:

                                            (1) the Corporation shall declare or
                           pay any dividend on or make any distribution with respect to its common stock, other than quarterly cash dividends consistent with past practice;

                                            (2) the Corporation shall offer for
                           subscription pro rata to the holders of its common stock any additional shares of stock of any class or other rights;

                                            (3) there shall be any capital
                           reorganization, or reclassification of the capital stock of the Corporation, or consolidation or merger of the Corporation with another corporation (other than a Subsidiary of the Corporation in which the Corporation is the surviving or continuing corporation and no change occurs in the Corporation's common stock), or sale of all or substantially all of its assets to, another corporation;

                                            (4) there shall be a voluntary or
                           involuntary dissolution, liquidation, bankruptcy, assignment for the benefit of creditors, or winding up of the Corporation; or

                                            (5) the Corporation proposes to take
                           any other action or an event occurs which would require an adjustment of the Conversion Price pursuant to subsection (h) below;

                           then, in any one or more of said cases, the Corporation shall give written notice, addressed to each Holder at the address of such Holder as shown on the books of the Corporation, of (1) the date on which the books of the Corporation shall close or a record shall be taken for such dividend, distribution or subscription rights, or (2) the date (or, if not then known, a reasonable approximation thereof by the Corporation) on which such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation, bankruptcy, assignment for the benefit of creditors, winding up or other action, as the case may be, shall take place. Such notice shall also specify (or, if not then known, reasonably approximate) the date as of which the holders of common stock of record shall participate in such dividend, distribution or subscription rights, or shall be entitled to exchange their common stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation, bankruptcy, assignment for the benefit of creditors, winding up, or other action, as the case may be. Such written notice shall be given at least twenty days prior to the action in question and not less than twenty days prior to the record date or the date on which the Corporation's transfer books are closed in respect thereto.

                                    (vii) Certain Events. If any event occurs as
                           to which in the reasonable opinion of the Corporation, in good faith, the other provisions of this subsection 4 are not strictly applicable but the lack of any adjustment would not in the opinion of the

                           Corporation fairly protect the conversion rights of the Holders in accordance with the basic intent and principles hereof, or if strictly applicable would not fairly protect the conversion rights of the Holders in accordance with the basic intent and principles hereof, then the Corporation shall appoint a firm of independent certified public accountants (which may be the regular auditors of the Corporation) of recognized national standing, which shall give their opinion upon the adjustment, if any, on a basis consistent with the basic intent and principles established in the other provisions of this subsection 4, necessary to preserve, without dilution, the conversion rights of the Holders. Upon receipt of such opinion, the Corporation shall forthwith make the adjustments described therein.

                                    (vii) All calculations under this subsection
                           4 shall be made to the nearest cent or to the nearest one hundredth (1/100) of a share, as the case may be.

                                    (viii) In any case in which the provisions
                           hereof require that an adjustment shall become effective immediately after a record date for an event, the Corporation may defer until the occurrence of such event (i) issuing to the Holder of any Security converted after such record date and before the occurrence of such event the additional shares of common stock issuable upon such conversion by reason of the adjustments required by such event over and above the shares of common stock issuable upon such conversion before giving effect to such adjustment and (ii) paying to such Holder any amount in cash in lieu of a fractional share of common stock; provided, however, that the Corporation shall deliver to such Holder a due bill or other appropriate instrument evidencing such Holder's right to receive such additional shares and such cash upon the occurrence of the event requiring such adjustment.

                  D.       REDEMPTION AT THE OPTION OF THE CORPORATION

                           (i) The shares of the 8% Preferred Stock are not
                  redeemable prior to January 1, 2001. On and after that date, the shares of the 8% Preferred

                  Stock will be redeemable in whole or in part from time to time at the option of the Corporation, with the consent of the Board of Governors of the Federal Reserve System, upon not less than thirty nor more than sixty days' notice by mail, at the redemption prices set forth below, during the twelve-month periods beginning on January 1 of the years set forth below, plus accrued and unpaid dividends to the date fixed for redemption.

                                       YEAR                     REDEMPTION PRICE
                 -------------------------------------------    ----------------
                 2001.......................................        $1,020.00
                 2002.......................................        $1,015.00
                 2003.......................................        $1,010.00
                 2004.......................................        $1,005.00
                 2005 and thereafter .......................        $1,000.00

                           (ii) In the event that less than all of the
                  outstanding shares of the 8% Preferred Stock are to be redeemed in any redemption at the option of the Corporation, the total number of shares to be redeemed in such redemption shall be determined by the Board of Directors and the shares to be redeemed shall be allocated pro rata or by lot as may be determined by the Board of Directors or by such other method as the Board of Directors may approve and deem equitable, including any method to conform to any rule or regulation of any national or regional stock exchange or automated quotation system upon which the shares of the 8% Preferred Stock may at the time be listed or eligible for quotation.

                           (iii) Notice of any proposed redemption shall be
                  given by the Corporation by mailing a copy of such notice to the holders of record of the shares of 8% Preferred Stock to be redeemed, at their address of record, not more than sixty nor less than thirty days prior to the redemption date. The notice of redemption to each holder of shares of 8% Preferred Stock shall specify the number of shares of 8% Preferred Stock to be redeemed, the redemption date and the redemption price payable to such holder upon redemption, and shall state that from and after said date dividends thereon will cease to accrue. If less than all the shares owned by a holder are then to be redeemed at the option of the Corporation, the notice shall also specify the number of shares of 8% Preferred Stock which are to be redeemed and the numbers of the certificates representing such shares. Any notice which is mailed as herein provided shall be conclusively presumed to have been duly given, whether or not the stockholder receives such notice; and failure duly to give such notice by mail, or any defect in such notice, to the holders of any stock designated for redemption shall not affect the validity of the proceedings for the redemption of any other shares of 8% Preferred Stock.

                           (iv) Notice having been mailed as aforesaid, from and
                  after the redemption date (unless default be made in the payment of the redemption price for any shares to be redeemed), all dividends on the shares of 8% Preferred Stock called for redemption shall cease to accrue and all rights of the holders of such shares as stockholders of the Corporation by reason of the ownership of such shares (except the right to receive the redemption price, on presentation and surrender of the respective certificates representing the redeemed shares), shall cease on the redemption date, and such shares shall not after the redemption date be deemed to be outstanding. In case less than all the shares represented by any such certificate are redeemed, a new certificate shall be issued without cost to the holder thereof representing the unredeemed shares.

                           (v) At its option, the Corporation may, on or prior
                  to the redemption date, irrevocably deposit the aggregate amount payable upon redemption of the shares of the 8% Preferred Stock to be redeemed with a bank or trust company designated by the Board of Directors having its principal office in New York, New York, San Juan, Puerto Rico, or any other city in which the Corporation shall at that time maintain a transfer agency with respect to its capital stock, and having a combined capital and surplus (as shown by its latest published statement) of at least $50,000,000 (hereinafter referred to as the "Depositary"), to be held in trust by the Depositary for payment to the holders of the shares of the 8% Preferred Stock then to be redeemed. If such deposit is made and the funds so deposited are made immediately available to the holders of the shares of the 8% Preferred Stock to be redeemed, the Corporation shall thereupon be released and discharged (subject to the provisions of Section D.6) from any obligation to make payment of the amount payable upon redemption of the shares of the 8% Preferred Stock to be redeemed, and the holders of such shares shall look only to the Depositary for such payment.

                           (vi) Any funds remaining unclaimed at the end of two
                  years from and after the redemption date in respect of which such funds were deposited shall be returned to the Corporation forthwith and thereafter the holders of shares of the 8% Preferred Stock called for redemption with respect to which such funds were deposited shall look only to the Corporation for the payment of the redemption price thereof. Any interest accrued on any funds deposited with the Depositary shall belong to the Corporation and shall be paid to it from time to time on demand.

                           (vii) Any shares of the 8% Preferred Stock which
                  shall at any time have been redeemed shall, after such redemption, have the status of authorized but unissued shares of Preferred Stock, without designation as to series, until such shares are once more designated as part of a particular series by the Board of Directors.

                  E.       LIQUIDATION PREFERENCE

                           (i) Upon any voluntary or involuntary liquidation,
                  dissolution, or winding up of the Corporation, the then record holders of shares of 8% Preferred Stock will be entitled to receive out of the assets of the Corporation available for distribution to shareholders, before any distribution is made to holders of common stock or any other equity securities of the Corporation ranking junior upon liquidation to the 8% Preferred Stock, distributions upon liquidation in the amount of $1,000 per share plus an amount equal to any accrued and unpaid dividends to the date of payment. Such amount shall be paid to the holders of the 8% Preferred Stock prior to any payment or distribution to the holders of the common stock of the Corporation or of any other class of stock or series thereof of the Corporation ranking junior to the 8% Preferred Stock in respect of dividends or as to the distribution of assets upon liquidation.

                           (ii) If upon any voluntary or involuntary
                  liquidation, dissolution or winding up of the Corporation, the amounts payable with respect to the 8% Preferred Stock and any other shares of stock of the Corporation ranking as to any such distribution on a parity with the 8% Preferred Stock are not paid in full, the holders of the 8% Preferred Stock and of such other shares will share ratably in any such distribution of assets of the Corporation in proportion to the full liquidation preferences to which each is entitled. After payment of the full amount of the liquidation preference to which they are entitled, the holders of shares of 8% Preferred Stock will not be entitled to any further participation in any distribution of assets of the Corporation.

                           (iii) Neither the consolidation or merger of the
                  Corporation with any other corporation, nor any sale, lease or conveyance of all or any part of the property or business of the Corporation, shall be deemed to be a liquidation, dissolution, or winding up of the Corporation.

                           (iv) If the assets distributable upon any
                  dissolution, liquidation, or winding up of the Corporation shall be insufficient to permit the payment to the holders of the 8% Preferred Stock of the full preferential amounts aforesaid, then such assets or the proceeds thereof shall be distributed among the holders of the 8% Preferred Stock ratably in proportion to the respective amounts the holders of such shares of stock would be entitled to receive if they were paid the full preferential amounts aforesaid.

                  F.       VOTING RIGHTS

                           (i) Except as described in this Section F, or except
                  as required by applicable law, holders of the 8% Preferred Stock will not be entitled to receive notice of or attend or vote at any meeting of stockholders of the Corporation.

                           (ii) Any variation or abrogation of the rights,
                  preferences and privileges of the 8% Preferred Stock by way of amendment of the Corporation's Restated Certificate of Incorporation or otherwise (including, without limitation, the authorization or issuance of any shares of the Corporation ranking, as to dividend rights or rights on liquidation, winding up and dissolution, senior to the 8% Preferred Stock) shall not be effective (unless otherwise required by applicable law) except with the consent in writing of the holders of at least a majority of the outstanding shares of the 8% Preferred Stock or with the sanction of a special resolution passed at a separate general meeting by the holders of at least a majority of the outstanding shares of the 8% Preferred Stock. Notwithstanding the foregoing, the Corporation may, without the consent or sanction of the holders of the 8% Preferred Stock, authorize and issue shares of the Corporation ranking, as to dividend rights and rights on liquidation, winding up and dissolution, on a parity with or junior to the 8% Preferred Stock.

                           (iii) No vote of the holders of the 8% Preferred
                  Stock will be required for the Corporation to redeem or purchase and cancel the 8% Preferred Stock in accordance with the Restated Certificate of Incorporation of the Corporation.

                           (iv) The Corporation will cause a notice of any
                  meeting at which holders of any series of Preferred Stock are entitled to vote to be mailed to each record holder of such series of Preferred Stock. Each such notice will include a statement setting forth (i) the date of such meeting, (ii) a description of any resolution to be proposed for adoption at such meeting on which such holders are entitled to vote and
                  (iii) instructions for deliveries of proxies.

                           (v) Except as set forth in this Section F, holders of
                  8% Preferred Stock shall have no special voting rights and their consent shall not be required (except to the extent they are entitled to vote as set forth herein) for taking any corporate action.

                  g.       RANK

                           The 8% Preferred Stock will, with respect to dividend
                  rights and rights on liquidation, winding up and dissolution, rank (i) senior to all classes of common stock of the Corporation and to all other equity securities issued by the Corporation the terms of which specifically provide that such equity securities will rank junior to the 8% Preferred Stock (or to a number of series of Preferred Stock which includes the 8% Preferred Stock); (ii) on a parity with all equity securities issued by the Corporation the terms of which specifically provide that such equity securities will rank on a parity with the 8% Preferred Stock (or with a number of series of Preferred Stock which includes the 8% Preferred Stock); and (iii) junior to all equity securities issued by the Corporation the terms of which specifically provide that such equity securities will rank senior to the 8% Preferred Stock (or to a number of series of Preferred Stock which includes the 8% Preferred Stock). For this purpose, the term "equity securities" does not include debt securities convertible into or exchangeable for equity securities.

                  h. FORM OF CERTIFICATE FOR 8% PREFERRED STOCK; TRANSFER AND REGISTRATION

                           (i) The 8% Preferred Stock shall be issued in
                  registered form only. The Corporation may treat the record holder of a share of 8% Preferred Stock, including the Depository Trust Company and its nominee and any other holder that holds such share on behalf of any other person, as such record holder appears on the books of the registrar for the 8% Preferred Stock, as the sole owner of such share for all purposes.

                           (ii) The transfer of a share of 8% Preferred Stock
                  may be registered upon the surrender of the certificate evidencing the share of 8% Preferred Stock to be transferred, together with the form of transfer endorsed on it duly completed and executed, at the office of the transfer agent and registrar.

                           (iii) Registration of transfers of shares of 8%
                  Preferred Stock will be effected without charge by or on behalf of the Corporation, but upon payment (or the giving of such indemnity as the transfer agent and registrar may require) in respect of any tax or other governmental charges which may be imposed in relation to it.

                           (iv) The Corporation will not be required to register
                  the transfer of a share of 8% Preferred Stock after such share has been called for redemption.

                  i.       REPLACEMENT OF LOST CERTIFICATES

                           If any certificate for a share of 8% Preferred Stock
                  is mutilated or alleged to have been lost, stolen or destroyed, a new certificate representing the same share shall be issued to the holder upon request subject to delivery of the old certificate or, if alleged to have been lost, stolen or destroyed, compliance with such conditions as to evidence, indemnity and the payment of out-of-pocket expenses of the Corporation in connection with the request as the Board of Directors of the Corporation may determine.

                  j.       NO PREEMPTIVE RIGHTS

                           Holders of the 8% Preferred Stock will have no
                  preemptive rights to purchase any securities of the Corporation.

                  RESOLVED, that pursuant to the authority expressly granted to and vested in the Board of Directors of the Corporation and delegated to the Preferred Stock Pricing Committee in accordance with the provisions of its Restated Certificate of Incorporation, a series of Serial Preferred Stock of the Corporation be and it hereby is created.

                  FURTHER RESOLVED, that the Preferred Stock Pricing Committee designated by the Board of Directors has determined that the preferences and relative, participating, optional or other special rights of the shares of such series of Preferred Stock, and the qualifications, limitations or restrictions thereof, as stated and expressed herein, are under the circumstances prevailing on the date hereof fair and equitable to all the existing shareholders of the Corporation.

                  FURTHER RESOLVED, that the designation and amount of such series and the voting powers, preferences and relative, participating, optional or other special rights of the shares of such series of Preferred Stock, and the qualifications, limitations or restrictions thereof are as follows:

         A.       DESIGNATION AND AMOUNT

                  The shares of such series of Preferred Stock shall be designated as the "7% Noncumulative Monthly Income Preferred Stock, Series A" (hereinafter called the "Series A Preferred Stock"), and the number of authorized shares constituting such series shall be 1,495,000.

         B.       DIVIDENDS

                  1. Holders of record of the Series A Preferred Stock ("Holders") will be entitled to receive, when, as and if declared by the Board of Directors of the Corporation, out of funds of the Corporation legally available therefor, noncumulative cash dividends at the annual rate per share of 7% of their liquidation preferences, or $0.2917 per share per month, with each aggregate payment made to each record holder of the Series A Preferred Stock being rounded to the next lowest cent.

                  2. Dividends on the Series A Preferred Stock will accrue from their date of original issuance and will be payable (when, as and if declared by the Board of Directors of the Corporation out of funds of the Corporation legally available therefor) monthly in arrears in United States dollars commencing on March 31, 1999, and on the last day of each calendar month of each year thereafter to the holders of record of the Series A

         Preferred Stock as they appear on the books of the Corporation on the second Business Day (as defined below) immediately preceding the relevant date of payment. In the case of the dividend payable on March 31, 1999, such dividend shall cover the period from the date of issuance of the Series A Preferred Stock to March 31, 1999. In the event that any date on which dividends are payable is not a Business Day, then payment of the dividend payable on such date will be made on the next succeeding Business Day without any interest or other payment in respect of any such delay, except that, if such Business Day is in the next succeeding calendar year, such payment will be made on the Business Day immediately preceding the relevant date of payment, in each case with the same force and effect as if made on such date. A "Business Day" is a day other than a Saturday, Sunday or a general bank holiday in San Juan, Puerto Rico or New York, New York.

                  3. Dividends on the Series A Preferred Stock will be noncumulative. The Corporation is not obligated or required to declare or pay dividends on the Series A Preferred Stock, even if it has funds available for the payment of such dividends. If the Board of Directors of the Corporation or an authorized committee thereof does not declare a dividend payable on a dividend payment date in respect of the Series A Preferred Stock, then the holders of such Series A Preferred Stock shall have no right to receive a dividend in respect of the monthly dividend period ending on such dividend payment date and the Company will have no obligation to pay the dividend accrued for such monthly dividend period or to pay any interest thereon, whether or not dividends on such Series A Preferred Sock are declared for any future monthly dividend period.

                  4. The amount of dividends payable for any monthly dividend period will be computed on the basis of twelve 30-day months and a 360-day year. The amount of dividends payable for any period shorter than a full monthly dividend period will be computed on the basis of the actual number of days elapsed in such period.

                  5. Subject to any applicable fiscal or other laws and regulations, each dividend payment will be made by dollar check drawn on a bank in New York, New York or San Juan, Puerto Rico and mailed to the record holder thereof at such holder's address as it appears on the register for such Series A Preferred Stock.

                  6. So long as any shares of the Series A Preferred Stock remain outstanding, the Corporation shall not declare, set apart or pay any dividend or make any other distribution of assets (other than dividends paid or other distributions made in stock of the Corporation ranking junior to the Series A Preferred Stock as to the payment of dividends and the distribution of assets upon liquidation, dissolution or winding up of the Corporation) on, or redeem, purchase, set apart or otherwise acquire (except upon conversion or exchange for stock of the Corporation ranking junior to the Series A Preferred Stock as to the payment of dividends and the distribution of assets upon liquidation, dissolution or winding up of the Corporation), shares of common stock or of any other class of stock of the Corporation ranking junior to the Series A Preferred Stock as to the payment of dividends or the distribution of assets upon liquidation, dissolution or winding up of the Corporation, unless (i) all accrued and unpaid dividends on the Series A Preferred Stock for the twelve monthly dividend periods ending on the immediately preceding dividend payment date shall have been paid or are paid contemporaneously and the full monthly dividend on the Series A Preferred Stock for the then current month has been or is contemporaneously declared and paid or declared and set apart for payment, and (ii) the Corporation has not defaulted in the payment of the redemption price of any shares of Series A Preferred Stock called for redemption.

                  7. When dividends are not paid in full on the Series A Preferred Stock and any other shares of stock of the Corporation ranking on a parity as to the payment of dividends with the Series A Preferred Stock, all dividends declared upon the Series A Preferred Stock and any such other shares of stock of the Corporation will be declared pro rata so that the amount of dividends declared per share on the Series A Preferred Stock and any such other shares of stock will in all cases bear to each other the same ratio that the liquidation preference per share of the Series A Preferred Stock and any such other shares of stock bear to each other.

                  8. Holders of record of the Series A Preferred Stock will not be entitled to any dividend, whether payable in cash, property or stock, in excess of the dividends provided for herein on the shares of Series A Preferred Stock.

         C.       CONVERSION

                  1. The Series A Preferred Stock will not be convertible into or exchangeable for any other securities of the Corporation.

         D.       REDEMPTION AT THE OPTION OF THE CORPORATION

                  1. The shares of the Series A Preferred Stock are not redeemable prior to February 28, 2004. On and after that date, the shares of the Series A Preferred Stock will be redeemable in whole or in part from time to time at the option of the Corporation, with the consent of the Board of Governors of the Federal Reserve System (the "Federal Reserve Board") to the extent required by
         D. 8 below, upon not less than thirty nor more than sixty days' notice by mail, at the redemption prices set forth below, during the twelve-month periods beginning on February 28, 2004 of the years set forth below, plus accrued and unpaid dividends to the date fixed for redemption.

                                YEAR                            REDEMPTION PRICE
         ---------------------------------------------------    ----------------
         2004...............................................         $51.00
         2005...............................................         $50.50
         2006 and thereafter................................         $50.00

                  2. In the event that less than all of the outstanding shares of the Series A Preferred Stock are to be redeemed in any redemption at the option of the Corporation, the total number of shares to be redeemed in such redemption shall be determined by the Board of Directors and the shares to be redeemed shall be allocated pro rata or by lot as may be determined by the Board of Directors or by such other method as the Board of Directors may approve and deem equitable, including any method to conform to any rule or regulation of any national or regional stock exchange or automated quotation system upon which the shares of the Series A Preferred Stock may at the time be listed or eligible for quotation.

                  3. Notice of any proposed redemption shall be given by the Corporation by mailing a copy of such notice to the holders of record of the shares of Series A Preferred Stock to be redeemed, at their address of record, not more than sixty nor less than thirty days prior to the redemption date. The notice of redemption to each holder of shares of Series A Preferred Stock shall specify the number of shares of Series A Preferred Stock to be redeemed, the redemption date and the redemption price payable to such holder upon redemption, and shall state that from and after said date dividends thereon will cease to accrue. If less than all the shares owned by a holder are then to be redeemed at the option of the Corporation, the notice shall also specify the number of shares of Series A Preferred Stock which are to be redeemed and the numbers of the certificates representing such shares. Any notice which is mailed as herein provided shall be conclusively presumed to have been duly given, whether or not the stockholder receives such notice; and failure duly to give such notice by mail, or any defect in such notice, to the holders of any stock designated for redemption shall not affect the validity of the proceedings for the redemption of any other shares of Series A Preferred Stock.

                  4. Notice having been mailed as aforesaid, from and after the redemption date (unless default be made in the payment of the redemption price for any shares to be redeemed), all dividends on the shares of Series A Preferred Stock called for redemption shall cease to accrue and all rights of the holders of such shares as stockholders of the Corporation by reason of the ownership of such shares (except the right to receive the redemption price, on presentation and surrender of the respective certificates representing the redeemed shares), shall cease on the redemption date, and such shares shall not after the redemption date be deemed to be outstanding. In case less than all the shares represented by any such certificate are redeemed, a new certificate shall be issued without cost to the holder thereof representing the unredeemed shares.

                  5. At its option, the Corporation may, on or prior to the redemption date, irrevocably deposit the aggregate amount payable upon redemption of the shares of the Series A Preferred Stock to be redeemed with a bank or trust company designated by the Board of Directors having its principal office in New York, New York, San Juan, Puerto Rico, or any other city in which the Corporation shall at that time maintain a transfer agency with respect to its capital stock, and having a combined capital and surplus (as shown by its latest published statement) of at least $50,000,000 (hereinafter referred to as the "Depositary"), to be held in trust by the Depositary for payment to the holders of the shares of the Series A Preferred Stock then to be redeemed. If such deposit is made and the funds so deposited are made immediately available to the holders of the shares of the Series A Preferred Stock to be redeemed, the Corporation shall thereupon be released and discharged (subject to the provisions of Section D.6) from any obligation to make payment of the amount payable upon redemption of the shares of the Series A Preferred Stock to be redeemed, and the holders of such shares shall look only to the Depositary for such payment.

                  6. Any funds remaining unclaimed at the end of two years from and after the redemption date in respect of which such funds were deposited shall be returned to the Corporation forthwith and thereafter the holders of shares of the Series A Preferred Stock called for redemption with respect to which such funds were deposited shall look only to the Corporation for the payment of the redemption price thereof. Any interest accrued on any funds deposited with the Depositary shall belong to the Corporation and shall be paid to it from time to time on demand.

                  7. Any shares of the Series A Preferred Stock which shall at any time have been redeemed shall, after such redemption, have the status of authorized but unissued shares of Preferred Stock, without designation as to series, until such shares are once more designated as part of a particular series by the Board of Directors.

                  8. To the extent required to have the Series A Preferred Stock treated as Tier 1 capital for bank regulatory purposes or otherwise required by applicable regulations of the Federal Reserve Board, the shares of Series A Preferred Stock may not be redeemed by the Corporation without the prior consent of the Federal Reserve Board.

         E.       LIQUIDATION PREFERENCE

                  1. Upon any voluntary or involuntary liquidation, dissolution, or winding up of the Corporation, the then record holders of shares of Series A Preferred Stock will be entitled to receive out of the assets of the Corporation available for distribution to shareholders, before any distribution is made to holders of common stock or any other equity securities of the Corporation ranking junior upon liquidation to the Series A Preferred Stock, distributions upon liquidation in the amount of $50 per share plus an amount equal to any accrued and unpaid dividends for the current monthly dividend period to the date of payment. Such amount shall be paid to the holders of the Series A Preferred Stock prior to any payment or distribution to the holders of the common stock of the Corporation or of any other class of stock or series thereof of the Corporation ranking junior to the Series A Preferred Stock in respect of dividends or as to the distribution of assets upon liquidation.

                  2. If upon any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, the amounts payable with respect to the Series A Preferred Stock and any other shares of stock of the Corporation ranking as to any such distribution on a parity with the Series A Preferred Stock are not paid in full, the holders of the Series A Preferred Stock and of such other shares will share ratably in any such distribution of assets of the Corporation in proportion to the full liquidation preferences to which each is entitled. After payment of the full amount of the liquidation preference to which they would otherwise be entitled, the holders of shares of Series A Preferred Stock will not be entitled to any further participation in any distribution of assets of the Corporation.

                  3. Neither the consolidation or merger of the Corporation with any other corporation, nor any sale, lease or conveyance of all or any part of the property or business of the Corporation, shall be deemed to be a liquidation, dissolution, or winding up of the Corporation.

         F.       VOTING RIGHTS

                  1. Except as described in this Section F, or except as required by applicable law, holders of the Series A Preferred Stock will not be entitled to receive notice of or attend or vote at any meeting of stockholders of the Corporation.

                  2. If the Corporation does not pay dividends in full on the Series A Preferred Stock for eighteen consecutive monthly dividend periods, the holders of outstanding shares of the Series A Preferred Stock, together with the holders of any other shares of stock of the Corporation having the right to vote for the election of directors solely in the event of any failure to pay dividends, acting as a single class without regard to series, will be entitled, by written notice to the Corporation given by the holders of a majority in liquidation preference of such shares or by ordinary resolution passed by the holders of a majority in liquidation preference of such shares present in person or by proxy at a separate general meeting of such holders convened for the purpose, to appoint two additional members of the Board of Directors of the Corporation, to remove any such member from office and to appoint another person in place of such member. Not later than 30 days after such entitlement arises, if written notice by a majority of the holders of such shares has not been given as provided for in the preceding sentence, the Board of Directors or an authorized committee thereof will convene a separate general meeting for the above purpose. If the Board of Directors or such authorized committee fails to convene such meeting within such 30-day period, the holders of 10% of the outstanding shares of the Series A Preferred Stock and any such other stock will be entitled to convene such meeting. The provisions of the Certificate of Incorporation and By-laws of the Corporation relating to the convening and conduct of general meetings of stockholders will apply with respect to any such separate general meeting. Any member of the Board of Directors so appointed shall vacate office if, following the event which gave rise to such appointment, the Corporation shall have resumed the payment of dividends in full on the Series A Preferred Stock and each such other series of stock for twelve consecutive monthly dividend periods.

                  3. Any variation or abrogation of the rights, preferences and privileges of the Series A Preferred Stock by way of amendment of the Corporation's Restated Certificate of Incorporation or otherwise (including, without limitation, the authorization or issuance of any shares of the Corporation ranking, as to dividend rights or rights on liquidation, winding up and dissolution, senior to the Series A Preferred Stock) shall not be effective (unless otherwise required by applicable law) except with the consent in writing of the holders of at least two thirds of the outstanding aggregate liquidation preference of the outstanding shares of the Series A Preferred Stock or with the sanction of a special resolution passed at a separate general meeting by the holders of at least two thirds of the aggregate liquidation preference of the outstanding shares of the Series A Preferred Stock. Notwithstanding the foregoing, the Corporation may, without the consent or sanction of the holders of the Series A Preferred Stock, authorize and issue shares of the Corporation ranking, as to dividend rights and rights on liquidation, winding up and dissolution, on a parity with or junior to the Series A Preferred Stock.

                  4. No vote of the holders of the Series A Preferred Stock will be required for the Corporation to redeem or purchase and cancel the Series A Preferred Stock in accordance with the Restated Certificate of Incorporation of the Corporation.

                  5. The Corporation will cause a notice of any meeting at which holders of any series of Preferred Stock are entitled to vote to be mailed to each record holder of such series of Preferred Stock. Each such notice will include a statement setting forth (i) the date of such meeting, (ii) a description of any resolution to be proposed for adoption at such meeting on which such holders are entitled to vote and
         (iii) instructions for deliveries of proxies.

                  6. Except as set forth in this Section F, holders of Series A Preferred Stock shall have no special voting rights and their consent shall not be required (except to the extent they are entitled to vote as set forth herein) for taking any corporate action.

         G.       RANK

                  The Series A Preferred Stock will, with respect to dividend rights and rights on liquidation, winding up and dissolution, rank (i) senior to all classes of common stock of the Corporation and to all other equity securities issued by the Corporation the terms of which specifically provide that such equity securities will rank junior to the Series A Preferred Stock (or to a number of series of Preferred Stock which includes the Series A Preferred Stock); (ii) on a parity with the Corporation's outstanding 8% Convertible Cumulative Preferred Stock (Liquidation Preference $1,000 per share) and with all other equity securities issued by the Corporation the terms of which specifically provide that such equity securities will rank on a parity with the Series A Preferred Stock (or with a number of series of Preferred Stock which includes the Series A Preferred Stock); and (iii) junior to all equity securities issued by the Corporation the terms of which specifically provide that such equity securities will rank senior to the Series A Preferred Stock (or to a number of series of Preferred Stock which includes the Series A Preferred Stock). For this purpose, the term "equity securities" does not include debt securities convertible into or exchangeable for equity securities.

         H. FORM OF CERTIFICATE FOR SERIES A PREFERRED STOCK; TRANSFER AND REGISTRATION

                  1. The Series A Preferred Stock shall be issued in registered form only. The Corporation may treat the record holder of a share of Series A Preferred Stock, including the Depository Trust Company and its nominee and any other holder that holds such share on behalf of any other person, as such record holder appears on the books of the registrar for the Series A Preferred Stock, as the sole owner of such share for all purposes.

                  2. The transfer of a share of Series A Preferred Stock may be registered upon the surrender of the certificate evidencing the share of Series A Preferred Stock to be transferred, together with the form of transfer endorsed on it duly completed and executed, at the office of the transfer agent and registrar.

                  3. Registration of transfers of shares of Series A Preferred Stock will be effected without charge by or on behalf of the Corporation, but upon payment (or the giving of such indemnity as the transfer agent and registrar may require) in respect of any tax or other governmental charges which may be imposed in relation to it.

                  4. The Corporation will not be required to register the transfer of a share of Series A Preferred Stock after such share has been called for redemption.

         I.       REPLACEMENT OF LOST CERTIFICATES

                  If any certificate for a share of Series A Preferred Stock is mutilated or alleged to have been lost, stolen or destroyed, a new certificate representing the same share shall be issued to the holder upon request subject to delivery of the old certificate or, if alleged to have been lost, stolen or destroyed, compliance with such conditions as to evidence, indemnity and the payment of out-of-pocket expenses of the Corporation in connection with the request as the Board of Directors of the Corporation may determine.

         J.       NO PREEMPTIVE RIGHTS

                  Holders of the Series A Preferred Stock will have no preemptive or preferential rights to purchase any securities of the Corporation.

         K.       NO REPURCHASE AT THE OPTION OF HOLDERS; MISCELLANEOUS

                  Holders of Series A Preferred Stock will have no right to require the Corporation to redeem or repurchase any shares of Series A Preferred Stock, and the shares of Series A Preferred Stock are not subject to any sinking fund or similar obligation. The Corporation may, at its option, purchase shares of the Series A Preferred Stock from holders thereof from time to time, by tender, in privately negotiated transactions or otherwise.

                  RESOLVED, that pursuant to the authority expressly granted to and vested in the Board of Directors of the Corporation and delegated to the Preferred Stock Pricing Committee in accordance with the provisions of its Restated Certificate of Incorporation, a series of Serial Preferred Stock of the Corporation be and it hereby is created.

                  FURTHER RESOLVED, that the Preferred Stock Pricing Committee designated by the Board of Directors has determined that the preferences and relative, participating, optional or other special rights of the shares of such series of Preferred Stock, and the qualifications, limitations or restrictions thereof, as stated and expressed herein, are under the circumstances prevailing on the date hereof fair and equitable to all the existing shareholders of the Corporation.

                  FURTHER RESOLVED, that the designation and amount of such series and the voting powers, preferences and relative, participating, optional or other special rights of the shares of such series of Preferred Stock, and the qualifications, limitations or restrictions thereof are as follows:

                  A.       DESIGNATION AND AMOUNT

                  The shares of such series of Preferred Stock shall be designated as the "8.35% Noncumulative Monthly Income Preferred Stock, Series B" (hereinafter called the "Series B Preferred Stock"), and the number of authorized shares constituting such series shall be 2,000,000.

                  B.       DIVIDENDS

                  1. Holders of record of the Series B Preferred Stock ("Holders") will be entitled to receive, when, as and if declared by the Board of Directors of the Corporation or an authorized committee thereof (the "Board of Directors"), out of funds of the Corporation legally available therefor, noncumulative cash dividends at the annual rate per share of 8.35% of their liquidation preferences, or $0.173958 per share per month, with each aggregate payment made to each record holder of the Series B Preferred Stock being rounded to the next lowest cent.

                  2. Dividends on the Series B Preferred Stock will accrue from their date of original issuance and will be payable (when, as and if declared by the Board of Directors of the Corporation out of funds of the Corporation legally available therefor) monthly in arrears in United States dollars commencing on September 30, 2000, and on the last day of each calendar month of each year thereafter to the holders of record of the Series B Preferred Stock as they appear on the books of the Corporation on the fifteenth day of the month for which the dividends are payable. In the case of the dividend payable on September 30, 2000, such dividend shall cover the period from the date of issuance of the Series B Preferred Stock to September 30, 2000. In the event that any date on which dividends are payable is not a Business Day (as defined below), then payment of the dividend payable on such date will be made on the next succeeding Business Day without any interest or other payment in respect of any such delay, except that, if such Business Day is in the next succeeding calendar year, such payment will be made on the Business Day immediately preceding the relevant date of payment, in each case with the same force and effect as if made on such date. A "Business Day" is a day other than a Saturday, Sunday or a general bank holiday in San Juan, Puerto Rico or New York, New York.

                  3. Dividends on the Series B Preferred Stock will be noncumulative. The Corporation is not obligated or required to declare or pay dividends on the Series B Preferred Stock, even if it has funds available for the payment of such dividends. If the Board of Directors of the Corporation does not declare a dividend payable on a dividend payment date in respect of the Series B Preferred Stock, then the holders of such Series B Preferred Stock shall have no right to receive a dividend in respect of the monthly dividend period ending on such dividend payment date and the Company will have no obligation to pay the dividend accrued for such monthly dividend period or to pay any interest thereon, whether or not dividends on such Series B Preferred Sock are declared for any future monthly dividend period.

                  4. The amount of dividends payable for any monthly dividend period will be computed on the basis of twelve 30-day months and a 360-day year. The amount of dividends payable for any period shorter than a full monthly dividend period will be computed on the basis of the actual number of days elapsed in such period.

                  5. Subject to any applicable fiscal or other laws and regulations, each dividend payment will be made by dollar check drawn on a bank in New York, New York or San Juan, Puerto Rico and mailed to the record holder thereof at such holder's address as it appears on the register for such Series B Preferred Stock.

                  6. So long as any shares of the Series B Preferred Stock remain outstanding, the Corporation shall not declare, set apart or pay any dividend or make any other distribution of assets (other than dividends paid or other distributions made in stock of the Corporation ranking junior to the Series B Preferred Stock as to the payment of dividends and the distribution of assets upon liquidation, dissolution or winding up of the Corporation) on, or redeem, purchase, set apart or otherwise acquire (except upon conversion or exchange for stock of the Corporation ranking junior to the Series B Preferred Stock as to the payment of dividends and the distribution of assets upon liquidation, dissolution or winding up of the Corporation), shares of common stock or of any other class of stock of the Corporation ranking junior to the Series B Preferred Stock as to the payment of dividends or the distribution of assets upon liquidation, dissolution or winding up of the Corporation, unless (i) all accrued and unpaid dividends on the Series B Preferred Stock for the twelve monthly dividend periods ending on the immediately preceding dividend payment date shall have been paid or are paid contemporaneously and the full monthly dividend on the Series B Preferred Stock for the then current month has been or is contemporaneously declared and paid or declared and set apart for payment, and (ii) the Corporation has not defaulted in the payment of the redemption price of any shares of Series B Preferred Stock called for redemption.

                  7. When dividends are not paid in full on the Series B Preferred Stock and any other shares of stock of the Corporation ranking on a parity as to the payment of dividends with the Series B Preferred Stock, all dividends declared upon the Series B Preferred Stock and any such other shares of stock of the Corporation will be declared pro rata so that the amount of dividends declared per share on the Series B Preferred Stock and any such other shares of stock will in all cases bear to each other the same ratio that the accrued dividends per share on the Series B Preferred Stock for the then current dividend period bears to the accrued dividends per share on such other shares of stock (which shall not include any accrual in respect of unpaid dividends for prior dividend periods if such preferred stock does not have a cumulative dividend).

                  8. Holders of record of the Series B Preferred Stock will not be entitled to any dividend, whether payable in cash, property or stock, in excess of the dividends provided for herein on the shares of Series B Preferred Stock.

         C.       CONVERSION

                  1. The Series B Preferred Stock will not be convertible into or exchangeable for any other securities of the Corporation.

         D.       REDEMPTION AT THE OPTION OF THE CORPORATION

                  1. The shares of the Series B Preferred Stock are not redeemable prior to September 30, 2005. On and after that date, the shares of the Series B Preferred Stock will be redeemable in whole or in part from time to time at the option of the Corporation, with the consent of the Board of Governors of the Federal Reserve System (the "Federal Reserve Board") to the extent required by D. 8 below, upon not less than thirty nor more than sixty days' notice by mail, at the redemption prices set forth below, during the twelve-month periods beginning on September 30, 2005 of the years set forth below, plus accrued and unpaid dividends from the dividend payment date immediately preceding the redemption date (without any cumulation for unpaid dividends for prior dividend periods on the Series B Preferred Stock) to the date fixed for redemption.

                             YEAR                               REDEMPTION PRICE
         -------------------------------------------            ----------------
         2005.......................................                 $25.50
         2006.......................................                 $25.25
         2007 and thereafter........................                 $25.00

                  2. In the event that less than all of the outstanding shares of the Series B Preferred Stock are to be redeemed in any redemption at the option of the Corporation, the total number of shares to be redeemed in such redemption shall be determined by the Board of Directors and the shares to be redeemed shall be allocated pro rata or by lot as may be determined by the Board of Directors or by such other method as the Board of Directors may approve and deem equitable, including any method to conform to any rule or regulation of any national or regional stock exchange or automated quotation system upon which the shares of the Series B Preferred Stock may at the time be listed or eligible for quotation.

                  3. Notice of any proposed redemption shall be given by the Corporation by mailing a copy of such notice to the holders of record of the shares of Series B Preferred Stock to be redeemed, at their address of record, not more than sixty nor less than thirty days prior to the redemption date. The notice of redemption to each holder of shares of Series B Preferred Stock shall specify the number of shares of Series B Preferred Stock to be redeemed, the redemption date and the redemption price payable to such holder upon redemption, and shall state that from and after said date dividends thereon will cease to accrue. If less than all the shares owned by a holder are then to be redeemed at the option of the Corporation, the notice shall also specify the number of shares of Series B Preferred Stock which are to be redeemed and the numbers of the certificates representing such shares. Any notice which is mailed as herein provided shall be conclusively presumed to have been duly given, whether or not the stockholder receives such notice; and failure duly to give such notice by mail, or any defect in such notice, to the holders of any stock designated for redemption shall not affect the validity of the proceedings for the redemption of any other shares of Series B Preferred Stock.

                  4. Notice having been mailed as aforesaid, from and after the redemption date (unless default be made in the payment of the redemption price for any shares to be redeemed), all dividends on the shares of Series B Preferred Stock called for redemption shall cease to accrue and all rights of the holders of such shares as stockholders of the Corporation by reason of the ownership of such shares (except the right to receive the redemption price, on presentation and surrender of the respective certificates representing the redeemed shares), shall cease on the redemption date, and such shares shall not after the redemption date be deemed to be outstanding. In case less than all the shares represented by any such certificate are redeemed, a new certificate shall be issued without cost to the holder thereof representing the unredeemed shares.

                  5. At its option, the Corporation may, on or prior to the redemption date, irrevocably deposit the aggregate amount payable upon redemption of the shares of the Series B Preferred Stock to be redeemed with a bank or trust company designated by the Board of Directors having its principal office in New York, New York, San Juan, Puerto Rico, or any other city in which the Corporation shall at that time maintain a transfer agency with respect to its capital stock, and having a combined capital and surplus (as shown by its latest published statement) of at least $50,000,000 (hereinafter referred to as the "Depositary"), to be held in trust by the Depositary for payment to the holders of the shares of the Series B Preferred Stock then to be redeemed. If such deposit is made and the funds so deposited are made immediately available to the holders of the shares of the Series B Preferred Stock to be redeemed, the Corporation shall thereupon be released and discharged (subject to the provisions of Section D.6) from any obligation to make payment of the amount payable upon redemption of the shares of the Series B Preferred Stock to be redeemed, and the holders of such shares shall look only to the Depositary for such payment.

                  6. Any funds remaining unclaimed at the end of two years from and after the redemption date in respect of which such funds were deposited shall be returned to the Corporation forthwith and thereafter the holders of shares of the Series B Preferred Stock called for redemption with respect to which such funds were deposited shall look only to the Corporation for the payment of the redemption price thereof. Any interest accrued on any funds deposited with the Depositary shall belong to the Corporation and shall be paid to it from time to time on demand.

                  7. Any shares of the Series B Preferred Stock which shall at any time have been redeemed shall, after such redemption, have the status of authorized but unissued shares of Preferred Stock, without designation as to series, until such shares are once more designated as part of a particular series by the Board of Directors.

                  8. To the extent required to have the Series B Preferred Stock treated as Tier 1 capital for bank regulatory purposes or otherwise required by applicable regulations of the Federal Reserve Board, the shares of Series B Preferred Stock may not be redeemed by the Corporation without the prior consent of the Federal Reserve Board.

         E.       LIQUIDATION PREFERENCE

                  1. Upon any voluntary or involuntary liquidation, dissolution, or winding up of the Corporation, the then record holders of shares of Series B Preferred Stock will be entitled to receive out of the assets of the Corporation available for distribution to shareholders, before any distribution is made to holders of common stock or any other equity securities of the Corporation ranking junior upon liquidation to the Series B Preferred Stock, distributions upon liquidation in the amount of $25 per share plus an amount equal to any accrued and unpaid dividends (without any cumulation for unpaid dividends for prior dividend periods on the Series B Preferred Stock) for the current monthly dividend period to the date of payment. Such amount shall be paid to the holders of the Series B Preferred Stock prior to any payment or distribution to the holders of the common stock of the Corporation or of any other class of stock or series thereof of the Corporation ranking junior to the Series B Preferred Stock in respect of dividends or as to the distribution of assets upon liquidation.

                  2. If upon any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, the amounts payable with respect to the Series B Preferred Stock and any other shares of stock of the Corporation ranking as to any such distribution on a parity with the Series B Preferred Stock are not paid in full, the holders of the Series B Preferred Stock and of such other shares will share ratably in any such distribution of assets of the Corporation in proportion to the full liquidation preferences to which each is entitled. After payment of the full amount of the liquidation preference to which they would otherwise be entitled, the holders of shares of Series B Preferred Stock will not be entitled to any further participation in any distribution of assets of the Corporation.

                  3. Neither the consolidation or merger of the Corporation with any other corporation, nor any sale, lease or conveyance of all or any part of the property or business of the Corporation, shall be deemed to be a liquidation, dissolution, or winding up of the Corporation.

         F.       VOTING RIGHTS

                  1. Except as described in this Section F, or except as required by applicable law, holders of the Series B Preferred Stock will not be entitled to receive notice of or attend or vote at any meeting of stockholders of the Corporation.

                  2. If the Corporation does not pay dividends in full on the Series B Preferred Stock for eighteen consecutive monthly dividend periods, the holders of outstanding shares of the Series B Preferred Stock, together with the holders of any other shares of stock of the Corporation having the right to vote for the election of directors solely in the event of any failure to pay dividends, acting as a single class without regard to series, will be entitled, by written notice to the Corporation given by the holders of a majority in liquidation preference of such shares or by ordinary resolution passed by the holders of a majority in liquidation preference of such shares present in person or by proxy at a separate general meeting of such holders convened for the purpose, to appoint two additional members of the Board of Directors of the Corporation, to remove any such member from office and to appoint another person in place of such member. Not later than 30 days after such entitlement arises, if written notice by a majority of the holders of such shares has not been given as provided for in the preceding sentence, the Board of Directors or an authorized committee thereof will convene a separate general meeting for the above purpose. If the Board of Directors or such authorized committee fails to convene such meeting within such 30-day period, the holders of 10% of the outstanding shares of the Series B Preferred Stock and any such other stock will be entitled to convene such meeting. The provisions of the Certificate of Incorporation and By-laws of the Corporation relating to the convening and conduct of general meetings of stockholders will apply with respect to any such separate general meeting. Any member of the Board of Directors so appointed shall vacate office if, following the event which gave rise to such appointment, the Corporation shall have resumed the payment of dividends in full on the Series B Preferred Stock and each such other series of stock for twelve consecutive monthly dividend periods.

                  3. Any amendment, alteration or repeal of the rights, preferences and privileges of the Series B Preferred Stock by way of amendment of the Corporation's Restated Certificate of Incorporation whether by merger or otherwise (including, without limitation, the authorization or issuance of any shares of the Corporation ranking, as to dividend rights or rights on liquidation, winding up and dissolution, senior to the Series B Preferred Stock) which would materially and adversely affect the powers, preferences or special rights of the Series B Preferred Stock shall not be effective (unless otherwise required by applicable law) except with the consent in writing of the holders of at least two thirds of the outstanding aggregate liquidation preference of the outstanding shares of the Series B Preferred Stock or with the sanction of a special resolution passed at a separate general meeting by the holders of at least two thirds of the aggregate liquidation preference of the outstanding shares of the Series B Preferred Stock. Notwithstanding the foregoing, the Corporation may, without the consent or sanction of the holders of the Series B Preferred Stock, authorize and issue shares of the Corporation ranking, as to dividend rights and rights on liquidation, winding up and dissolution, on a parity with or junior to the Series B Preferred Stock.

                  The foregoing voting provisions shall not apply if, at or prior to the time when the act with respect to which such vote would otherwise be required shall be effected, all outstanding shares of the Series B Preferred Stock shall have been redeemed or called for redemption upon proper notice and sufficient funds shall have been deposited in trust to effect such redemption.

                  4. No vote of the holders of the Series B Preferred Stock will be required for the Corporation to redeem or purchase and cancel the Series B Preferred Stock in accordance with the Restated Certificate of Incorporation of the Corporation.

                  5. The Corporation will cause a notice of any meeting at which holders of any series of Preferred Stock are entitled to vote to be mailed to each record holder of such series of Preferred Stock. Each such notice will include a statement setting forth (i) the date of such meeting, (ii) a description of any resolution to be proposed for adoption at such meeting on which such holders are entitled to vote and
         (iii) instructions for deliveries of proxies.

                  6. Except as set forth in this Section F, holders of Series B Preferred Stock shall have no special voting rights and their consent shall not be required (except to the extent they are entitled to vote as set forth herein) for taking any corporate action.

         G.       RANK

                  The Series B Preferred Stock will, with respect to dividend rights and rights on liquidation, winding up and dissolution, rank (i) senior to all classes of common stock of the Corporation and to all other equity securities issued by the Corporation the terms of which specifically provide that such equity securities will rank junior to the Series B Preferred Stock (or to a number of series of Preferred Stock which includes the Series B Preferred Stock); (ii) on a parity with the Corporation's outstanding 7% Noncumulative Monthly Income Preferred Stock, Series A and with all other equity securities issued by the Corporation the terms of which specifically provide that such equity securities will rank on a parity with the Series B Preferred Stock (or with a number of series of Preferred Stock which includes the Series B Preferred Stock); and (iii) subject to the provisions of F.3 hereof, junior to all equity securities issued by the Corporation the terms of which specifically provide that such equity securities will rank senior to the Series B Preferred Stock (or to a number of series of Preferred Stock which includes the Series B Preferred Stock). For this purpose, the term "equity securities" does not include debt securities convertible into or exchangeable for equity securities.

         H. FORM OF CERTIFICATE FOR SERIES B PREFERRED STOCK; TRANSFER AND REGISTRATION

                  1. The Series B Preferred Stock shall be issued in registered form only. The Corporation may treat the record holder of a share of Series B Preferred Stock, including the Depository Trust Company and its nominee and any other holder that holds such share on behalf of any other person, as such record holder appears on the books of the registrar for the Series B Preferred Stock, as the sole owner of such share for all purposes.

                  2. The transfer of a share of Series B Preferred Stock may be registered upon the surrender of the certificate evidencing the share of Series B Preferred Stock to be transferred, together with the form of transfer endorsed on it duly completed and executed, at the office of the transfer agent and registrar.

                  3. Registration of transfers of shares of Series B Preferred Stock will be effected without charge by or on behalf of the Corporation, but upon payment (or the giving of such indemnity as the transfer agent and registrar may require) in respect of any tax or other governmental charges which may be imposed in relation to it.

                  4. The Corporation will not be required to register the transfer of a share of Series B Preferred Stock after such share has been called for redemption.

         I.       REPLACEMENT OF LOST CERTIFICATES

                  If any certificate for a share of Series B Preferred Stock is mutilated or alleged to have been lost, stolen or destroyed, a new certificate representing the same share shall be issued to the holder upon request subject to delivery of the old certificate or, if alleged to have been lost, stolen or destroyed, compliance with such conditions as to evidence, indemnity and the payment of out-of-pocket expenses of the Corporation in connection with the request as the Board of Directors of the Corporation may determine.

         J.       NO PREEMPTIVE RIGHTS

                  Holders of the Series B Preferred Stock will have no preemptive or preferential rights to purchase any securities of the Corporation.

         K.       NO REPURCHASE AT THE OPTION OF HOLDERS; MISCELLANEOUS

                  Holders of Series B Preferred Stock will have no right to require the Corporation to redeem or repurchase any shares of Series B Preferred Stock, and the shares of Series B Preferred Stock are not subject to any sinking fund or similar obligation. The Corporation may, at its option, purchase shares of the Series B Preferred Stock from holders thereof from time to time, by tender, in privately negotiated transactions or otherwise.

                  RESOLVED, that pursuant to the authority expressly granted to and vested in the Board of Directors of the Corporation and delegated to the Pricing Committee in accordance with the provisions of its Restated Certificate of Incorporation, a series of Serial Preferred Stock of the Corporation be and it hereby is created.

                  FURTHER RESOLVED, that the Pricing Committee designated by the Board of Directors has determined that the preferences and relative, participating, optional or other special rights of the shares of such series of Preferred Stock, and the qualifications, limitations or restrictions thereof, as stated and expressed herein, are under the circumstances prevailing on the date hereof fair and equitable to all the existing shareholders of the Corporation.

                  FURTHER RESOLVED, that the designation and amount of such series and the voting powers, preferences and relative, participating, optional or other special rights of the shares of such series of Preferred Stock, and the qualifications, limitations or restrictions thereof are as follows:

         A. DESIGNATION AND AMOUNT

                  The shares of such series of Preferred Stock shall be designated as the "7.25% Noncumulative Monthly Income Preferred Stock, Series C" (hereinafter called the "Series C Preferred Stock"), and the number of authorized shares constituting such series shall be 4,140,000.

         B. DIVIDENDS

                  1. Holders of record of the Series C Preferred Stock ("Holders") will be entitled to receive, when, as and if declared by the Board of Directors of the Corporation or an authorized committee thereof (the "Board of Directors"), out of funds of the Corporation legally available therefor, noncumulative cash dividends at the annual rate per share of 7.25% of their liquidation preferences, or $0.151042 per share per month, with each aggregate payment made to each record holder of the Series C Preferred Stock being rounded to the next lowest cent.

                  2. Dividends on the Series C Preferred Stock will accrue from their date of original issuance and will be payable (when, as and if declared by the Board of Directors of the Corporation [PAGE] 53 out of funds of the Corporation legally available therefor) monthly in arrears in United States dollars commencing on June 30, 2002, and on the last day of each calendar month of each year thereafter to the holders of record of the Series C Preferred Stock as they appear on the books of the Corporation on the fifteenth day of the month for which the dividends are payable. In the case of the dividend payable on June 30, 2002, such dividend shall cover the period from the date of issuance of the Series C Preferred Stock to June 30, 2002. In the event that any date on which dividends are payable is not a Business Day (as defined below), then payment of the dividend payable on such date will be made on the next succeeding Business Day without any interest or other payment in respect of any such delay, except that, if such Business Day is in the next succeeding calendar year, such payment will be made on the Business Day immediately preceding the relevant date of payment, in each case with the same force and effect as if made on such date. A "Business Day" is a day other than a Saturday, Sunday or a general bank holiday in San Juan, Puerto Rico or New York, New York.

                  3. Dividends on the Series C Preferred Stock will be noncumulative. The Corporation is not obligated or required to declare or pay dividends on the Series C Preferred Stock, even if it has funds available for the payment of such dividends. If the Board of Directors of the Corporation does not declare a dividend payable on a dividend payment date in respect of the Series C Preferred Stock, then the holders of such Series C Preferred Stock shall have no right to receive a dividend in respect of the monthly dividend period ending on such dividend payment date and the Company will have no obligation to pay the dividend accrued for such monthly dividend period or to pay any interest thereon, whether or not dividends on such Series C Preferred Sock are declared for any future monthly dividend period.

                  4. The amount of dividends payable for any monthly dividend period will be computed on the basis of twelve 30-day months and a 360-day year. The amount of dividends payable for any period shorter than a full monthly dividend period will be computed on the basis of the actual number of days elapsed in such period.

                  5. Subject to any applicable fiscal or other laws and regulations, each dividend payment will be made by dollar check drawn on a bank in New York, New York or San Juan, Puerto Rico and mailed to the record holder thereof at such holder's address as it appears on the register for such Series C Preferred Stock.

                  6. So long as any shares of the Series C Preferred Stock remain outstanding, the Corporation shall not declare, set apart or pay any dividend or make any other distribution of assets (other than dividends paid or other distributions made in stock of the Corporation ranking junior to the Series C Preferred Stock as to the payment of dividends and the distribution of assets upon liquidation, dissolution or winding up of the Corporation) on, or redeem, purchase, set apart or otherwise acquire (except upon conversion or exchange for stock of the Corporation ranking junior to the Series C Preferred Stock as to the payment of dividends and the distribution of assets upon liquidation, dissolution or winding up of the Corporation), shares of common stock or of any other class of stock of the Corporation ranking junior to the Series C Preferred Stock as to the payment of dividends or the distribution of assets upon liquidation, dissolution or winding up of the Corporation, unless (i) all accrued and unpaid dividends on the Series C Preferred Stock for the twelve monthly dividend periods ending on the immediately preceding dividend payment date shall have been paid or are paid contemporaneously and the full monthly dividend on the Series C Preferred Stock for the then current month has been or is contemporaneously declared and paid or declared and set apart for payment, and (ii) the

         Corporation has not defaulted in the payment of the redemption price of any shares of Series C Preferred Stock called for redemption.

                  7. When dividends are not paid in full on the Series C Preferred Stock and any other shares of stock of the Corporation ranking on a parity as to the payment of dividends with the Series C Preferred Stock, all dividends declared upon the Series C Preferred Stock and any such other shares of stock of the Corporation will be declared pro rata so that the amount of dividends declared per share on the Series C Preferred Stock and any such other shares of stock will in all cases bear to each other the same ratio that the accrued dividends per share on the Series C Preferred Stock for the then current dividend period bears to the accrued dividends per share on such other shares of stock (which shall not include any accrual in respect of unpaid dividends for prior dividend periods if such preferred stock does not have a cumulative dividend).

                  8. Holders of record of the Series C Preferred Stock will not be entitled to any dividend, whether payable in cash, property or stock, in excess of the dividends provided for herein on the shares of Series C Preferred Stock.

         C. CONVERSION

                  1. The Series C Preferred Stock will not be convertible into or exchangeable for any other securities of the Corporation.

         D. REDEMPTION AT THE OPTION OF THE CORPORATION

                  1. The shares of the Series C Preferred Stock are not redeemable prior to May 31, 2007. On and after that date, the shares of the Series C Preferred Stock will be redeemable in whole or in part from time to time at the option of the Corporation, with the consent of the Board of Governors of the Federal Reserve System (the "Federal Reserve Board") to the extent required by D. 8 below, upon not less than thirty nor more than sixty days' notice by mail, at the redemption prices set forth below, during the twelve-month periods beginning on May 31, 2007 of the years set forth below, plus accrued and unpaid dividends from the dividend payment date immediately preceding the redemption date (without any cumulation for unpaid dividends for prior dividend periods on the Series C Preferred Stock) to the date fixed for redemption.

                             YEAR                               REDEMPTION PRICE
         -------------------------------------------            ----------------
         2007.......................................                 $25.50
         2008.......................................                 $25.25
         2009 and thereafter........................                 $25.00

                  2. In the event that less than all of the outstanding shares of the Series C Preferred Stock are to be redeemed in any redemption at the option of the Corporation, the total number of shares to be redeemed in such redemption shall be determined by the Board of Directors and the shares to be redeemed shall be allocated pro rata or by lot as may be determined by the Board of Directors or by such other method as the Board of Directors may approve and deem equitable, including any method to conform to any rule or regulation of any national or regional stock exchange or automated quotation system upon which the shares of the Series C Preferred Stock may at the time be listed or eligible for quotation.

                  3. Notice of any proposed redemption shall be given by the Corporation by mailing a copy of such notice to the holders of record of the shares of Series C Preferred Stock to be redeemed, at their address of record, not more than sixty nor less than thirty days prior to the redemption date. The notice of redemption to each holder of shares of Series C Preferred Stock shall specify the number of shares of Series C Preferred Stock to be redeemed, the redemption date and the redemption price payable to such holder upon redemption, and shall state that from and after said date dividends thereon will cease to accrue. If less than all the shares owned by a holder are then to be redeemed at the option of the Corporation, the notice shall also specify the number of shares of Series C Preferred Stock which are to be redeemed and the numbers of the certificates representing such shares. Any notice which is mailed as herein provided shall be conclusively presumed to have been duly given, whether or not the stockholder receives such notice; and failure duly to give such notice by mail, or any defect in such notice, to the holders of any stock designated for redemption shall not affect the validity of the proceedings for the redemption of any other shares of Series C Preferred Stock.

                  4. Notice having been mailed as aforesaid, from and after the redemption date (unless default be made in the payment of the redemption price for any shares to be redeemed), all dividends on the shares of Series C Preferred Stock called for redemption shall cease to accrue and all rights of the holders of such shares as stockholders of the Corporation by reason of the ownership of such shares (except the right to receive the redemption price, on presentation and surrender of the respective certificates representing the redeemed shares), shall cease on the redemption date, and such shares shall not after the redemption date be deemed to be outstanding. In case less than all the shares represented by any such certificate are redeemed, a new certificate shall be issued without cost to the holder thereof representing the unredeemed shares.

                  5. At its option, the Corporation may, on or prior to the redemption date, irrevocably deposit the aggregate amount payable upon redemption of the shares of the Series C Preferred Stock to be redeemed with a bank or trust company designated by the Board of Directors having its principal office in New York, New York, San Juan, Puerto Rico, or any other city in which the Corporation shall at that time maintain a transfer agency with respect to its capital stock, and having a combined capital and surplus (as shown by its latest published statement) of at least $50,000,000 (hereinafter referred to as the "Depositary"), to be held in trust by the Depositary for payment to the holders of the shares of the Series C Preferred Stock then to be redeemed. If such deposit is made and the funds so deposited are made immediately available to the holders of the shares of the Series C Preferred Stock to be redeemed, the Corporation shall thereupon be released and discharged (subject to the provisions of Section D.6) from any obligation to make payment of the amount payable upon redemption of the shares of the Series C Preferred Stock to be redeemed, and the holders of such shares shall look only to the Depositary for such payment.

                  6. Any funds remaining unclaimed at the end of two years from and after the redemption date in respect of which such funds were deposited shall be returned to the Corporation forthwith and thereafter the holders of shares of the Series C Preferred Stock called for redemption with respect to which such funds were deposited shall look only to the Corporation for the payment of the redemption price thereof. Any interest accrued on any funds deposited with the Depositary shall belong to the Corporation and shall be paid to it from time to time on demand.

                  7. Any shares of the Series C Preferred Stock which shall at any time have been redeemed shall, after such redemption, have the status of authorized but unissued shares of Preferred Stock, without designation as to series, until such shares are once more designated as part of a particular series by the Board of Directors. 8. To the extent required to have the Series C Preferred

         Stock treated as Tier 1 capital for bank regulatory purposes or otherwise required by applicable regulations of the Federal Reserve Board, the shares of Series C Preferred Stock may not be redeemed by the Corporation without the prior consent of the Federal Reserve Board.

         E. LIQUIDATION PREFERENCE

                  1. Upon any voluntary or involuntary liquidation, dissolution, or winding up of the Corporation, the then record holders of shares of Series C Preferred Stock will be entitled to receive out of the assets of the Corporation available for distribution to shareholders, before any distribution is made to holders of common stock or any other equity securities of the Corporation ranking junior upon liquidation to the Series C Preferred Stock, distributions upon liquidation in the amount of $25 per share plus an amount equal to any accrued and unpaid dividends (without any cumulation for unpaid dividends for prior dividend periods on the Series C Preferred Stock) for the current monthly dividend period to the date of payment. Such amount shall be paid to the holders of the Series C Preferred Stock prior to any payment or distribution to the holders of the common stock of the Corporation or of any other class of stock or series thereof of the Corporation ranking junior to the Series C Preferred Stock in respect of dividends or as to the distribution of assets upon liquidation.

                  2. If upon any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, the amounts payable with respect to the Series C Preferred Stock and any other shares of stock of the Corporation ranking as to any such distribution on a parity with the Series C Preferred Stock are not paid in full, the holders of the Series C Preferred Stock and of such other shares will share ratably in any such distribution of assets of the Corporation in proportion to the full liquidation preferences to which each is entitled. After payment of the full amount of the liquidation preference to which they would otherwise be entitled, the holders of shares of Series C Preferred Stock will not be entitled to any further participation in any distribution of assets of the Corporation.

                  3. Neither the consolidation or merger of the Corporation with any other corporation, nor any sale, lease or conveyance of all or any part of the property or business of the Corporation, shall be deemed to be a liquidation, dissolution, or winding up of the Corporation.

         F. VOTING RIGHTS

                  1. Except as described in this Section F, or except as required by applicable law, holders of the Series C Preferred Stock will not be entitled to receive notice of or attend or vote at any meeting of stockholders of the Corporation.

                  2. If the Corporation does not pay dividends in full on the Series C Preferred Stock for eighteen consecutive monthly dividend periods, the holders of outstanding shares of the Series C Preferred Stock, together with the holders of any other shares of stock of the Corporation having the right to vote for the election of directors solely in the event of any failure to pay dividends, acting as a single class without regard to series, will be entitled, by written notice to the Corporation given by the holders of a majority in liquidation preference of such shares or by ordinary resolution passed by the holders of a majority in liquidation preference of such shares present in person or by proxy at a separate general meeting of such holders convened for the purpose, to appoint two additional members of the Board of Directors of the Corporation, to remove any such member from office and to appoint another person in place of such member. Not later than 30 days after such entitlement arises, if written notice by a majority of the holders of such shares has not been given as provided for in the preceding sentence, the Board of Directors or an authorized committee thereof will convene a separate general meeting for the above purpose. If the Board of Directors or such authorized committee fails to convene such meeting within such 30- day period, the holders of 10% of the outstanding shares of the Series C Preferred Stock and any such other stock will be entitled to convene such meeting. The provisions of the Certificate of Incorporation and By-laws of the Corporation relating to the convening and conduct of general meetings of stockholders will apply with respect to any such separate general meeting. Any member of the Board of Directors so appointed shall vacate office if, following the event which gave rise to such appointment, the Corporation shall have resumed the payment of dividends in full on the Series C Preferred Stock and each such other series of stock for twelve consecutive monthly dividend periods.

                  3. Any amendment, alteration or repeal of the rights, preferences and privileges of the Series C Preferred Stock by way of amendment of the Corporation's Restated Certificate of Incorporation whether by merger or otherwise (including, without limitation, the authorization or issuance of any shares of the Corporation ranking, as to dividend rights or rights on liquidation, winding up and dissolution, senior to the

         Series C Preferred Stock) which would materially and adversely affect the powers, preferences or special rights of the Series C Preferred Stock shall not be effective (unless otherwise required by applicable law) except with the consent in writing of the holders of at least two thirds of the outstanding aggregate liquidation preference of the outstanding shares of the Series C Preferred Stock or with the sanction of a special resolution passed at a separate general meeting by the holders of at least two thirds of the aggregate liquidation preference of the outstanding shares of the Series C Preferred Stock. Notwithstanding the foregoing, the Corporation may, without the consent or sanction of the holders of the Series C Preferred Stock, authorize and issue shares of the Corporation ranking, as to dividend rights and rights on liquidation, winding up and dissolution, on a parity with or junior to the Series C Preferred Stock.

                  The foregoing voting provisions shall not apply if, at or prior to the time when the act with respect to which such vote would otherwise be required shall be effected, all outstanding shares of the Series C Preferred Stock shall have been redeemed or called for redemption upon proper notice and sufficient funds shall have been deposited in trust to effect such redemption.

                  4. No vote of the holders of the Series C Preferred Stock will be required for the Corporation to redeem or purchase and cancel the Series C Preferred Stock in accordance with the Restated Certificate of Incorporation of the Corporation.

                  5. The Corporation will cause a notice of any meeting at which holders of any series of Preferred Stock are entitled to vote to be mailed to each record holder of such series of Preferred Stock. Each such notice will include a statement setting forth (i) the date of such meeting, (ii) a description of any resolution to be proposed for adoption at such meeting on which such holders are entitled to vote and
         (iii) instructions for deliveries of proxies.

                  6. Except as set forth in this Section F, holders of Series C Preferred Stock shall have no special voting rights and their consent shall not be required (except to the extent they are entitled to vote as set forth herein) for taking any corporate action.

         G. RANK

                  The Series C Preferred Stock will, with respect to dividend rights and rights on liquidation, winding up and dissolution, rank (i) senior to all classes of common stock of the Corporation and to all other equity securities issued by the Corporation the terms of which specifically provide that such equity securities will rank junior to the Series C Preferred Stock (or to a number of series of Preferred Stock which includes the Series C Preferred Stock); (ii) on a parity with the Corporation's outstanding 7% Noncumulative Monthly Income Preferred Stock, Series A, and 8.35% Noncumulative Monthly Income Preferred Stock, Series B, and with all other equity securities issued by the Corporation the terms of which specifically provide that such equity securities will rank on a parity with the Series C Preferred Stock (or with a number of series of Preferred Stock which includes the Series C Preferred Stock); and (iii) subject to the provisions of F.3 hereof, junior to all equity securities issued by the Corporation the terms of which specifically provide that such equity securities will rank senior to the Series C Preferred Stock (or to a number of series of Preferred Stock which includes the Series C Preferred Stock). For this purpose, the term "equity securities" does not include debt securities convertible into or exchangeable for equity securities.

         H. FORM OF CERTIFICATE FOR SERIES C PREFERRED STOCK; TRANSFER AND REGISTRATION

                  1. The Series C Preferred Stock shall be issued in registered form only. The Corporation may treat the record holder of a share of Series C Preferred Stock, including the Depository Trust Company and its nominee and any other holder that holds such share on behalf of any other person, as such record holder appears on the books of the registrar for the Series C Preferred Stock, as the sole owner of such share for all purposes.

                  2. The transfer of a share of Series C Preferred Stock may be registered upon the surrender of the certificate evidencing the share of Series C Preferred Stock to be transferred, together with the form of transfer endorsed on it duly completed and executed, at the office of the transfer agent and registrar.

                  3. Registration of transfers of shares of Series C Preferred Stock will be effected without charge by or on behalf of the Corporation, but upon payment (or the giving of such indemnity as the transfer agent and registrar may require) in respect of any tax or other governmental charges which may be imposed in relation to it.

                  4. The Corporation will not be required to register the transfer of a share of Series C Preferred Stock after such share has been called for redemption.

         I. REPLACEMENT OF LOST CERTIFICATES

                  If any certificate for a share of Series C Preferred Stock is mutilated or alleged to have been lost, stolen or destroyed, a new certificate representing the same share shall be issued to the holder upon request subject to delivery of the old certificate or, if alleged to have been lost, stolen or destroyed, compliance with such conditions as to evidence, indemnity and the payment of out-of-pocket expenses of the Corporation in connection with the request as the Board of Directors of the Corporation may determine.

         J. NO PREEMPTIVE RIGHTS

                  Holders of the Series C Preferred Stock will have no preemptive or preferential rights to purchase any securities of the Corporation.

         K. NO REPURCHASE AT THE OPTION OF HOLDERS; MISCELLANEOUS

                  Holders of Series C Preferred Stock will have no right to require the Corporation to redeem or repurchase any shares of Series C Preferred Stock, and the shares of Series C Preferred Stock are not subject to any sinking fund or similar obligation. The Corporation may, at its option, purchase shares of the Series C Preferred Stock from holders thereof from time to time, by tender, in privately negotiated transactions or otherwise.

                  RESOLVED, that pursuant to the authority expressly granted to and vested in the Board of Directors of the Corporation and delegated to the Preferred Stock Pricing Committee in accordance with the provisions of its Restated Certificate of Incorporation, a series of Serial Preferred Stock of the Corporation be and hereby is created.

                  FURTHER RESOLVED, that the Preferred Stock Pricing Committee designated by the Board of Directors has determined that the preferences and relative, participating, optional or other special rights of the shares of such series of Preferred Stock, and the qualifications, limitations or restrictions thereof, as stated and expressed herein, are under the circumstances prevailing on the date hereof fair and equitable to all the existing shareholders of the Corporation.

                 FURTHER RESOLVED, that the designation and amount of such series and the voting powers, references and relative, participating, optional or other special rights of the shares of such series of Preferred Stock, and the qualifications, limitations or restrictions thereof are as follows:

                  1. DESIGNATION AND AMOUNT. The shares of such series of Preferred Stock shall be designated as the "4.75% Perpetual Cumulative Convertible Preferred Stock" (hereinafter called the "PREFERRED STOCK"), and the number of authorized shares constituting such series shall be 1,380,000.

                  2. CERTAIN DEFINITIONS. As used in this Certificate, the following terms shall have the following meanings, unless the context otherwise requires:

                  "AFFILIATE" of any Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such Person. For the purposes of this definition, "control" when used with respect to any Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

                  "AGENT MEMBERS" shall have the meaning assigned to it in
         Section 14(a) hereof.

                  "BOARD OF DIRECTORs" means either the board of directors of the Corporation or any duly authorized committee of such board.

                  "BUSINESS DAY" means any day other than a Saturday, Sunday or a day on which state or U.S. federally chartered banking institutions in San Juan, Puerto Rico or New York, New York are not required to be open.

                  "CAPITAL STOCK" of any Person means any and all shares, interests, participations or other equivalents however designated of corporate stock or other equity participations, including partnership interests, whether general or limited, of such Person and any rights (other than debt securities convertible or exchangeable into an equity interest), warrants or options to acquire an equity interest in such Person.

                  "CERTIFICATE" means this Certificate of Designation.

                  "CLEARING AGENCY" shall have the meaning assigned to it in
         Section 14(a) hereof.

                  "CLOSING SALE PRICE" with respect to shares of Common Stock or other capital stock or similar equity interests on any Trading Day means the closing sale price per share (or, if no closing sale price is reported, the average of the closing bid and ask prices or, if more than one in either case, the average of the average closing bid and the average closing ask prices) on such date as reported on the principal United States securities exchange on which shares of Common Stock or such other capital stock or similar equity interests are traded or, if the shares of Common Stock or such other capital stock or similar equity interests are not listed on a United States national or regional securities exchange, as reported by NASDAQ or by the National Quotation Bureau Incorporated. In the absence of such quotations, the Corporation shall be entitled to determine the Closing Sale Price on the basis it considers appropriate. The Closing Sale Price shall be determined without reference to extended or after hours trading.

                  "COMMON SHARE LEGEND" shall have the meaning assigned to it in
         Section 15(f).

                  "COMMON STOCK" means any stock of any class of the Corporation that has no preference in respect of dividends or of amounts payable in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation and that is not subject to redemption by the Corporation. Subject to the provisions of Section 10, however, shares issuable on conversion of the Preferred Stock shall include only shares of the class designated as common stock of the Corporation at the date of this Certificate (namely, the Common Stock, par value $1.00 per share) or shares of any class or classes resulting from any reclassification or reclassifications thereof and that have no preference in respect of dividends or of amounts payable in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation and which are not subject to redemption by the Corporation; provided that if at any time there shall be more than one such resulting class, the shares of each such class then so issuable on conversion shall be substantially in the proportion that the total number of shares of such class resulting from all such reclassifications bears to the total number of shares of all such classes resulting from all such reclassifications.

                  "CONVERSION AGENT" shall have the meaning assigned to it in
         Section 16(a) hereof.

                  "CONVERSION PRICE" per share of Preferred Stock means, on any date, the Liquidation Preference divided by the Conversion Rate in effect on such date.

                  "CONVERSION RATE" per share of Preferred Stock means 4.1904 shares of Common Stock, subject to adjustment pursuant to Section 9 hereof.

                  "CORPORATION" shall have the meaning assigned to it in the preamble to this Certificate, and shall include any successor to such Corporation.

                  "CURRENT MARKET PRICE" shall mean, as of any date of determination, the average of the daily Closing Sale Prices per share of Common Stock for the ten consecutive Trading Days selected by the Corporation commencing no more than 30 Trading Days before and ending not later than the earlier of such date of determination and the day before the "EX" date with respect to the issuance, distribution, subdivision or combination requiring such computation. For purpose of this paragraph, the term "EX" date, (1) when used with respect to any issuance or distribution, means the first date on which the Common Stock trades, regular way, on the relevant exchange or in the relevant market from which the Closing Sale Price was obtained without the right to receive such issuance or distribution, and (2) when used with respect to any subdivision or combination of shares of Common Stock, means the first date on which the Common Stock trades, regular way, on such exchange or in such market after the time at which such subdivision or combination becomes effective. If another issuance, distribution, subdivision or combination to which Section 9(d) applies occurs during the period of ten consecutive trading days referred to above applicable for calculating "Current Market Price" pursuant to this definition, the "Current Market Price" shall be calculated for such period in a manner determined by the Board of Directors to reflect the impact of such issuance, distribution, subdivision or combination on the Closing Sale Price of the Common Stock during such period

                  "DEPOSITARY" means DTC or its successor depositary.

                  "DIVIDEND PAYMENT DATE" means March 15, June 15, September 15 and December 15 each year, or if any such

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                                       67

         date is not a Business Day, the next succeeding Business Day.

                  "DIVIDEND PERIOD" shall mean the period beginning on, and including, a Dividend Payment Date and ending on, and excluding, the immediately succeeding Dividend Payment Date.

                  "DTC" shall mean The Depository Trust Corporation, New York, New York.

                  "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended.

                  "FAIR MARKET VALUE" shall mean the amount which a willing buyer would pay a willing seller in an arm's-length transaction.

                  "GLOBAL PREFERRED SHARES" shall have the meaning assigned to it in Section 14(a) hereof.

                  "GLOBAL SHARES LEGEND" shall have the meaning assigned to it in Section 14(a) hereof.

                  "INITIAL PURCHASERS" shall have the meaning assigned to it in the Purchase Agreement.

                  "JUNIOR STOCK" shall have the meaning assigned to it in
         Section 3(d) hereof.

                  "LIQUIDATION DAMAGES PAYMENT" shall have the meaning assigned to it in the Registration Rights Agreement.

                  "LIQUIDATION PREFERENCE" shall have the meaning assigned to it in Section 5(a) hereof.

                  "NASDAQ" means the National Association of Securities Dealers Automated Quotation System.

                  "OFFICER" means the Chairman of the Board, the President, any Vice President, the Treasurer, any Assistant Treasurer, the Controller, any Assistant Controller, the Secretary, any Assistant Treasurer or any Assistant Secretary of the Corporation.

                  "OUTSTANDING" means, when used with respect to Preferred Stock, as of any date of determination, all shares of Preferred Stock outstanding as of such date; provided, however, that, in determining whether the holders of Preferred Stock have given any request,

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                                       68

         demand, authorization, direction, notice, consent or waiver or taken any other action hereunder, Preferred Stock owned by the Corporation shall be deemed not to be Outstanding, except that, in determining whether the Registrar shall be protected in relying upon any such request, demand, authorization, direction, notice, consent, waiver or other action, only Preferred Stock which the Registrar has actual knowledge of being so owned shall be deemed not to be Outstanding.

                  "PARITY STOCK" shall have the meaning assigned to it in
         Section 3(c) hereof.

                  "PAYING AGENT" shall have the meaning assigned to it in
         Section 16(a) hereof.

                  "PERSON" means an individual, a corporation, a partnership, a limited liability company, an association, a trust or any other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

                  "PREFERRED STOCK" shall have the meaning assigned to it in
         Section 1 hereof.

                  "PREFERRED STOCK DIRECTOR" shall have the meaning assigned to it in Section 6(b) hereof.

                  "PURCHASE AGREEMENT" means the Purchase Agreement dated as of September 23, 2003 between the Corporation and Wachovia Capital Markets, LLC, on behalf of itself and as representative of the other Initial Purchasers named therein, relating to the Preferred Stock.

                  "PURCHASE PRICE" means an amount equal to 100% of the Liquidation Preference per share of Preferred Stock being purchased, plus an amount equal to any accumulated and unpaid dividends, (whether or not earned or declared).

                  "RECORD DATE" means (i) with respect to the dividends payable on March 15, June 15, September 15 and December 15 of each year, March 1, June 1, September 1 and December 1 of each year, respectively, or such other record date, not more than 60 days and not less than 10 days preceding the applicable Dividend Payment Date, as shall be fixed by the Board of Directors and (ii) solely for the purpose of adjustments to the Conversion Rate pursuant to Section 9, with respect to any dividend, distribution or other transaction or event in which the

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                                       69

         holders of Common Stock have the right to receive any cash, securities or other property or in which the Common Stock (or other applicable security) is exchanged for or converted into any combination of cash, securities or other property, the date fixed for determination of stockholders entitled to receive such cash, securities or other property (whether such date is fixed by the Board of Directors or by statute, contract or otherwise).

                  "REGISTRAR" shall have the meaning assigned to it in Section 12 hereof.

                  "REGISTRATION DEFAULT" shall have the meaning assigned to it in the Registration Rights Agreement.

                  "REGISTRATION RIGHTS AGREEMENT" means the Registration Rights Agreement dated as of September 29, 2003, between the Corporation, and Wachovia Capital Markets, LLC, on behalf of itself and as representative of the other Initial Purchasers named therein, relating to the Preferred Stock.

                  "RESTRICTED SHARES LEGEND" shall have the meaning assigned to it in Section 14(a).

                  "SECURITIES ACT" means the Securities Act of 1933, as amended.

                  "SENIOR STOCK" shall have the meaning assigned to it in
         Section 3(b) hereof.

                  "SHELF REGISTRATION STATEMENT" shall have the meaning assigned to it in the Registration Rights Agreement.

                  "SUBSIDIARY" means, with respect to any Person, (a) any corporation, association or other business entity of which more than 50% of the total voting power of shares of capital stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by such Person or one or more of the other Subsidiaries of that Person (or a combination thereof) and (b) any partnership (i) the sole general partner or the managing general partner of which is such Person or a Subsidiary of such Person or (ii) the only general partners of which are such Person or one or more Subsidiaries of such Person (or any combination thereof).

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                                       70

                  "TRADING DAY" means a day during which trading in securities generally occurs on the New York Stock Exchange or, if the Common Stock is not listed on the New York Stock Exchange, on the principal other national or regional securities exchange on which the Common Stock is then listed or, if the Common Stock is not listed on a national or regional securities exchange, on NASDAQ or, if the Common Stock is not quoted on NASDAQ, on the principal other market on which the Common Stock is then traded.

                  "TRANSFER AGENT" shall have the meaning assigned to it in
         Section 12 hereof.

               3. RANKING. The Preferred Stock shall, with respect to dividend rights and rights upon liquidation, winding up or dissolution, rank:

                  (a) junior to all existing and future debt obligations of the Corporation (collectively, the "SENIOR DEBT");

                  (b) junior to each class or series of Capital Stock of the Corporation, the terms of which expressly provide that such class or series ranks senior to the Preferred Stock as to dividend rights and rights on liquidation, winding up and dissolution of the Corporation (collectively, together with any warrants, rights, calls or options exercisable for or convertible into such Capital Stock, the "SENIOR STOCK");

                  (c) on a parity with the Corporation's outstanding 7.00% Noncumulative Monthly Income Preferred Stock, Series A, 8.35% Noncumulative Monthly Income Preferred Stock, Series B and 7.25% Noncumulative Monthly Income Preferred Stock, Series C and with any other class or series of Capital Stock of the Corporation, the terms of which expressly provide that such class or series ranks on a parity with the Preferred Stock as to dividend rights and rights on liquidation, winding up and dissolution of the Corporation (collectively, the "PARITY STOCK"); and

                  (d) senior to the Common Stock and any other class or series of Capital Stock of the Corporation, the terms of which expressly provide that such class or series ranks junior to the Preferred Stock as to dividend rights and rights on liquidation, winding up and dissolution of the Corporation (collectively, the "JUNIOR STOCK").

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                                       71

               4. DIVIDENDS. (a) Holders of the Preferred Stock shall be entitled to receive, when, as and if, declared by the Board of Directors, out of funds of the Corporation legally available for the payment of dividends, cumulative cash dividends at the annual rate of 4.75% of the Liquidation Preference per share, or $2.96875 per share per quarter, with each aggregate payment made to each record holder of the Preferred Stock being rounded to the next lowest cent. Such dividends shall be payable in arrears in equal amounts quarterly on each Dividend Payment Date, beginning December 15, 2003, in preference to and in priority over dividends on any Junior Stock but subject to the rights of any holders of Senior Stock or Parity Stock.

                  (b) Dividends shall be cumulative from the initial date of issuance or the last Dividend Payment Date for which accumulated dividends were paid, whichever is later, whether or not funds of the Corporation are legally available for the payment of such dividends. Each such dividend shall be payable to the holders of record of shares of the Preferred Stock, as they appear on the Corporation's stock register at the close of business on a Record Date. Accumulated and unpaid dividends for any past Dividend Periods may be declared and paid at any time, without reference to any Dividend Payment Date, to holders of record on such date, not more than 45 days preceding the payment date thereof, as may be fixed by the Board of Directors.

                  (c) The amount of dividends payable for each full Dividend Period for the Preferred Stock shall be computed by dividing the annual dividend rate by four. The amount of dividends payable for the initial Dividend Period, or any other period shorter or longer than a full Dividend Period, on the Preferred Stock shall be computed on the basis of a 360-day year consisting of twelve 30-day months. Holders of Preferred Stock shall not be entitled to any dividends, whether payable in cash, property or stock, in excess of cumulative dividends, as herein provided, on the Preferred Stock.

                  (d) No dividend shall be declared or paid or set apart for payment or other distribution declared or made, whether in cash, obligations or shares of Capital Stock of the Corporation (other than Junior Stock) or other property, directly or indirectly, upon any shares of Junior Stock or Parity Stock, nor shall any shares of Junior Stock or Parity Stock be redeemed, repurchased or otherwise acquired for consideration by the Corporation through a sinking fund or otherwise, unless all accumulated and unpaid dividends through the most recent Dividend Payment Date (whether or not there are funds of the Corporation legally available for the payment of dividends) on the shares of Preferred Stock and any Parity Stock have been or contemporaneously are declared and paid in full or set apart for payment; provided, however, that, notwithstanding any provisions of this Section 4(d) to the contrary, the Corporation may redeem, repurchase or otherwise acquire for consideration Preferred Stock and Parity Stock pursuant to a purchase or exchange offer made on the same terms to all holders of such Preferred Stock and Parity Stock.

                  (e) When dividends are not paid in full, as aforesaid, upon the shares of Preferred Stock, all dividends declared on the Preferred Stock and any other Parity Stock shall be declared and paid pro rata so that the amount of dividends so declared on the shares of Preferred Stock and each such other class or series of Parity Stock shall in all cases bear to each other the same ratio as accumulated dividends on the shares of Preferred Stock and such class or series of Parity Stock bear to each other which shall not include any accrual in respect to unpaid dividends for prior dividend periods in the case of Capital Stock that does not have a cumulative dividend.

                  (f) Upon a Registration Default, a Liquidated Damages Payment shall accumulate and be payable to the holders of the Preferred Stock or holders of the Common Stock issuable upon conversion of the Preferred Stock in accordance with the Registration Rights Agreement.

               5. LIQUIDATION PREFERENCE. (a) In the event of any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, before any payment or distribution of the Corporation's assets (whether capital or surplus) shall be made to or set apart for the holders of Junior Stock, holders of Preferred Stock shall be entitled to receive $250.00 per share of Preferred Stock (the "LIQUIDATION PREFERENCE") plus an amount equal to all dividends, (whether or not earned or declared) accumulated and unpaid thereon to the date of final distribution to such holders; but such holders shall not be entitled to any further payment. If, upon any liquidation, dissolution or winding up of the Corporation, the Corporation's assets, or proceeds thereof, distributable among the holders of Preferred Stock are insufficient to pay in full the preferential amount aforesaid and liquidating payments on any Parity Stock, then such assets, or the proceeds thereof, shall be distributed among the holders of the Preferred Stock and any other Parity Stock ratably in accordance with the respective amounts that would be payable on such shares of Preferred Stock and any such other Parity Stock if all amounts payable thereon were paid in full.

                  (b) Neither the consolidation or merger of the Corporation with any other corporation, nor any sale, lease or conveyance of all or any part of the property or business of the Corporation, shall be deemed to be a liquidation, dissolution, or winding up of the Corporation.

                  (c) Subject to the rights of the holders of any Parity Stock, after payment has been made in full to the holders of the Preferred Stock, as provided in this Section 5, holders of Junior Stock shall, subject to the respective terms and provisions (if any) applying thereto, be entitled to receive any and all assets remaining to be paid or distributed, and the holders of Preferred Stock shall not be entitled to share therein.

               6. VOTING RIGHTS.

                  (a) The holders of record of shares of the Preferred Stock shall not be entitled to any voting rights except as hereinafter provided in this Section 6, as otherwise provided in the Corporation's Restated Certificate of Incorporation, or as otherwise provided by law.

                  (b) If at any time (1) dividends on any shares of Preferred Stock or any other class or series of Parity Stock having like voting rights shall be in arrears for consecutive dividend periods, containing in the aggregate a number of days equivalent to six fiscal quarters, the holders of shares of Preferred Stock (voting separately as a class with all other series of preferred stock ranking on parity with the Preferred Stock upon which like voting rights have been conferred and are exercisable) will be entitled, by written notice to the Corporation given by the holders of a majority in liquidation preference of such shares or by ordinary resolution passed by the holders of a majority in liquidation preference of such shares present in person or by proxy at a separate general meeting of such holders convened for this purpose, to appoint at the next annual meeting of the stockholders of the Corporation or at a

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                                       74

         special meeting called for such purpose, whichever is earlier, two of the authorized number of the Corporation's directors (each, a "PREFERRED STOCK DIRECTOR") at the next annual meeting of stockholders and each subsequent meeting until all dividends accumulated on the Preferred Stock have been fully paid or set aside for payment, to remove any such member from office and to appoint another person in place of such Preferred Stock Director. The term of office of such Preferred Stock Directors will terminate immediately upon the termination of the right of the holders of Preferred Stock to vote for directors. Not later than 30 days after such entitlement arises, if written notice by a majority of the holders of such shares has not been given as provided for in the preceding sentence, the Board of Directors will convene a separate general meeting for the above purpose. If the Board of Directors or such authorized committee fails to convene such meeting within such 30-day period, the holders of 10% of the outstanding shares of the Preferred Stock and any such other stock, considered as a single class, will be entitled to convene such meeting. The provisions of the Restated Certificate of Incorporation and By-laws of the Corporation relating to the convening and conduct of general meetings of stockholders will apply with respect to any such separate general meeting. Any member of the Board of Directors so appointed shall vacate office if, following the event which gave rise to such appointment, the Corporation shall have resumed the payment of accumulated dividends in full on the Preferred Stock and each such other series of stock having similar voting rights.

                  (c) The affirmative vote of holders of at least two-thirds of the outstanding shares of the Preferred Stock voting as a separate class, in person or by proxy, at a special meeting called for the purpose, or by written consent in lieu of meeting, shall be required to amend, alter or repeal, whether by merger, consolidation, combination, reclassification or otherwise, any provisions of the Restated Certificate of Incorporation if the amendment would amend, alter or affect the powers, preferences or rights of the Preferred Stock, so as to materially and adversely affect the holders thereof; provided however, that any increase in the amount of the authorized common stock or authorized preferred stock or the creation and issuance of other series of common stock or preferred stock ranking on a parity with or junior to the preferred stock as to dividends and upon liquidation will not be deemed to materially and adversely affect such powers, preference or special rights.

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                                       75

               7. CONVERSION. (a) Right to Convert. Each share of Preferred Stock shall be convertible in accordance with, and subject to, this
         Section 7 into a number of fully paid and non-assessable shares of Common Stock (as such shares shall then be constituted) equal to the Conversion Rate in effect on the date notice of conversion is given. The Preferred Stock shall be convertible only upon any of the events, and for the period, specified in the following clauses (i) through (iv) below. Upon the determination that holders of the Preferred Stock are or will be entitled to convert shares of Preferred Stock in accordance with any of the following provisions, the Corporation shall issue a press release and publish such information on its website.

                           (i) Conversion Rights Based on Common Stock Price. At any time after September 30, 2003, the Preferred Stock may be surrendered for conversion into shares of Common Stock in any fiscal quarter of the Corporation (and only during such fiscal quarter), if, as of the last day of the preceding fiscal quarter of the Corporation, the Closing Sale Price of the Common Stock for at least 20 Trading Days in a period of 30 consecutive Trading Days ending on the last Trading Day of such fiscal quarter is more than 120% of the Conversion Price as of each such Trading Day. A holder's right to convert pursuant to this
         Section 7(a)(i) is subject to the Corporation's right to require conversion pursuant to Section 8.

                           (ii) Conversion Rights Upon Occurrence of Certain Corporate Transactions. If the Corporation is a party to a consolidation, merger or binding share exchange pursuant to which shares of Common Stock would be converted into cash, securities or other property as set forth in Section 10, each share of Preferred Stock may be surrendered for conversion at any time from and after the date that is 15 days prior to the anticipated effective date of the transaction until 15 days after the actual date of such transaction and, at the effective time of the transaction, the right to convert Preferred Stock into shares of Common Stock shall be changed into a right to convert such Preferred Stock into the kind and amount of cash, securities or other property of the Corporation or another Person that the holder would have received if the holder had converted such Preferred Stock immediately prior to the transaction.

                           (iii) Conversion Rights Upon Certain Distributions. If the Corporation elects to:

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                                       76

                                    (1) distribute to all holders of any class
         of Common Stock

                                    (A) rights or warrants entitling them to
         purchase, for a period expiring within 45 days of the record date for such distribution, Common Stock at less than the average Closing Sale Price for the 10 Trading Days preceding the declaration date for such distribution, or

                                    (B) cash, assets, debt securities or rights
         to purchase the Corporation's securities, which distribution has a per share value exceeding 1.5% of the Closing Sale Price of the Common Stock on the Trading Day immediately preceding the declaration date for such distribution, the Preferred Stock may be surrendered for conversion on the date that the Corporation gives notice to the holders of such right, which shall not be less than 20 days prior to the time ("EX-DIVIDEND TIME") immediately prior to the commencement of "ex-dividend" trading for such distribution on the New York Stock Exchange or such other principal national or regional exchange or market on which the Common Stock is then listed or quoted for such dividend or distribution, and at any time thereafter until the earlier of close of business on the Business Day immediately preceding the Ex-Dividend Time and the date the Corporation announces that such dividend or distribution will not take place. Notwithstanding the foregoing, holders shall not have the right to surrender shares of Preferred Stock for conversion pursuant to this
         Section 7(a)(iii) if they will otherwise participate in the distribution described above without first converting Preferred Stock into Common Stock.

                           (iv) Conversion Upon Delisting of the Common Stock. The Preferred Stock may be surrendered for conversion into shares of Common Stock if at any time the Common Stock (or other common stock into which the Preferred Stock is then convertible) is neither listed for trading on the New York Stock Exchange or another U.S. national securities exchange nor approved for trading on the NASDAQ or any similar United States system of automated dissemination of quotations of securities prices.

                  (b) Conversion Procedures. (i) Conversion of shares of the Preferred Stock may be effected by any holder thereof upon the surrender to the Corporation, at

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                                       77

         the principal office of the Corporation or at the office of the Conversion Agent as may be designated by the Board of Directors, of the certificate or certificates for such shares of the Preferred Stock to be converted accompanied by a complete and manually signed Notice of Conversion (as set forth in the form of Preferred Stock certificate attached hereto) along with (A) appropriate endorsements and transfer documents as required by the Registrar or Conversion Agent and (B) if required pursuant to Section 7(c) funds equal to the dividend payable on the next Dividend Payment Date. In case such Notice of Conversion shall specify a name or names other than that of such holder, such notice shall be accompanied by payment of all transfer taxes payable upon the issuance of shares of Common Stock in such name or names. Other than such taxes, the Corporation shall pay any documentary, stamp or similar issue or transfer taxes that may be payable in respect of any issuance or delivery of shares of Common Stock upon conversion of shares of the Preferred Stock pursuant hereto. The conversion of the Preferred Stock will be deemed to have been made on the date (the "CONVERSION DATE") such certificate or certificates have been surrendered and the receipt of such notice of conversion and payment of all required transfer taxes, if any (or the demonstration to the satisfaction of the Corporation that such taxes have been paid). As promptly as practicable following the Conversion Date, the Corporation shall deliver or cause to be delivered (i) certificates representing the number of validly issued, fully paid and nonassessable full shares of Common Stock to which the holder of shares of the Preferred Stock being converted (or such holder's transferee) shall be entitled, and
         (ii) if less than the full number of shares of the Preferred Stock evidenced by the surrendered certificate or certificates is being converted, a new certificate or certificates, of like tenor, for the number of shares evidenced by such surrendered certificate or certificates less the number of shares being converted. On the Conversion Date, the rights of the holder of the Preferred Stock as to the shares being converted shall cease except for the right to receive shares of Common Stock and the Person entitled to receive the shares of Common Stock shall be treated for all purposes as having become the record holder of such shares of Common Stock at such time.

                           (i) Anything herein to the contrary notwithstanding, in the case of Global Preferred Shares, notices of conversion may be delivered and shares of the Preferred Stock representing beneficial interests in

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                                       78

         respect of such Global Preferred Shares may be surrendered for conversion in accordance with the applicable procedures of the Depositary as in effect from time to time.

                  (c) Dividend and Other Payments Upon Conversion. If a holder of shares of Preferred Stock exercises its conversion rights, such shares will cease to accumulate dividends as of the end of the day immediately preceding the Conversion Date. On conversion of the Preferred Stock, except for conversion during the period from the close of business on any Record Date corresponding to a Dividend Payment Date to the close of business on the Business Day immediately preceding such Dividend Payment Date, in which case the holder on such Dividend Record Date shall receive the dividends payable on such Dividend Payment Date, accumulated and unpaid dividends on the converted shares of Preferred Stock shall not be cancelled, extinguished or forfeited, but rather shall be deemed to be paid in full to the holder thereof through delivery of the Common Stock (together with the cash payment, if any, in lieu of fractional shares) in exchange for the Preferred Stock being converted pursuant to the provisions hereof. Shares of the Preferred Stock surrendered for conversion after the close of business on any Record Date for the payment of dividends declared and before the opening of business on the Dividend Payment Date corresponding to that Record Date must be accompanied by a payment to the Corporation in cash of an amount equal to the dividend payable in respect of those shares on such Dividend Payment Date; provided that a holder of shares of the Preferred Stock on a Record Date who converts such shares into shares of Common Stock on the corresponding Dividend Payment Date shall be entitled to receive the dividend payable on such shares of the Preferred Stock on such Dividend Payment Date, and such holder need not include payment to the Corporation of the amount of such dividend upon surrender of shares of the Preferred Stock for conversion.

                  (d) Fractional Shares. In connection with the conversion of any shares of the Preferred Stock, no fractions of shares of Common Stock shall be issued, but the Corporation shall pay a cash adjustment in respect of any fractional interest in an amount equal to the fractional interest multiplied by the Closing Sale Price of the Common Stock on the Conversion Date, rounded to the nearest whole cent.

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                                       79

                  (e) Total Shares. If more than one share of the Preferred Stock shall be surrendered for conversion by the same holder at the same time, the number of full shares of Common Stock issuable on conversion of those shares shall be computed on the basis of the total number of shares of the Preferred Stock so surrendered.

                  (f) Reservation of Shares; Shares to be Fully Paid; Compliance with Governmental Requirement. The Corporation shall:

                           (i) at all times reserve and keep available, free from preemptive rights, for issuance upon the conversion of shares of the Preferred Stock such number of its authorized but unissued shares of Common Stock as shall from time to time be sufficient to permit the conversion of all outstanding shares of the Preferred Stock;

                           (ii) prior to the delivery of any securities that the Corporation shall be obligated to deliver upon conversion of the Preferred Stock, comply with all applicable federal and state laws and regulations that require action to be taken by the Corporation (including, without limitation, the registration or approval, if required, of any shares of Common Stock to be provided for the purpose of conversion of the Preferred Stock hereunder); and

                           (iii) ensure that all shares of Common Stock delivered upon conversion of the Preferred Stock, upon delivery, be duly and validly issued and fully paid and nonassessable, free of all liens and charges and not subject to any preemptive rights.

               8. CONVERSION AT THE OPTION OF THE CORPORATION. Shares of Preferred Stock shall be convertible at the option of the Corporation in accordance with this Section 8.

                  (a) The Corporation may not require conversion of any shares of Preferred Stock before September 30, 2008. On or after September 30, 2008, the Corporation shall have the option to cause the Preferred Stock to be converted into that number of shares of Common Stock that are issuable at the Conversion Price in effect on the day notice of conversion is given pursuant to clause (b)(i) below, but only if the Closing Sale Price of the Common Stock for 20 Trading Days within a period of 30 consecutive Trading Days ending on a Trading Day that is

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                                       80

         not more than two Trading Days prior to the date the Corporation gives notice of its intention to convert pursuant to clause (b)(i) below exceeds 130% of the Conversion Price in effect on each such Trading Day.

                  (b) In the event the Corporation elects to require conversion of the shares of Preferred Stock, the Corporation shall:

                           (i) issue a press release for Publication on the Dow Jones News Service (or similar news service if the Dow Jones News Service is no longer in existence) prior to the opening of business no later than the second Trading Day after the conditions described in
         Section 8(a) are met (and only while such conditions are met), announcing the Corporation's intention to require conversion.

                           (ii) send written notice by mail or publication (with subsequent prompt notice by mail) to each holder of record of the Preferred Stock, announcing the Corporation's intention to require conversion, not later than four Business Days after the date of the press release, stating:

                                    (A) the conversion date, which will be a
         date selected by the Corporation and will be no more than five Business Days after the date the Corporation issues the press release pursuant to clause (b)(i) above;

                                    (B) the number of shares of Common Stock to
         be issued upon conversion of each share of Preferred Stock; and

                                    (C) that dividends on the Preferred Stock to
         be converted will cease to accrue on the conversion date;

                  (c) Any notice which is mailed as herein provided shall be conclusively presumed to have been duly given, whether or not the stockholder receives such notice; and failure duly to give such notice by mail, or any defect in such notice, to any holder of Preferred Stock shall not affect the validity of the proceedings for the conversion of the shares Preferred Stock of any other holder.

                  (d) Notice having been mailed as aforesaid, from and after the conversion date, all dividends on the shares of Preferred Stock called for conversion shall

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                                       81

         cease to accrue and all rights of the holders of such shares by reason of the ownership of such shares (except the right to receive the shares of Common Stock issuable upon conversion thereof), shall cease on the conversion date, and such shares shall not after the conversion date be deemed to be outstanding.

                  (e) The dividend payment with respect to the shares of Preferred Stock called for conversion on a date during the period between the close of business on any Record Date for the payment of dividends to the close of business on the corresponding dividend payment date will be payable on such dividend payment date to the record holder of such share on such Record Date if such share has been converted after such Record Date and prior to such Dividend Payment Date. Except as provided in the immediately preceding sentence no payment or adjustment will be made upon conversion of Preferred Stock for accumulated and unpaid dividends or for dividends with respect to the Common Stock issued upon such conversion.

                  (f) The Corporation may not authorize, issue a press release or give notice of any conversion unless, prior to giving the conversion notice, all accumulated and unpaid dividends on the Preferred Stock for dividend periods ended prior to the date of such conversion notice shall have been paid in cash.

                  (g) At its option, the Corporation may, with the prior approval of the Board of Governors of the Federal Reserve System, if there are less than 120,000 shares of Preferred Stock outstanding, at any time on or after September 30, 2008, cause the Preferred Stock to be automatically converted into that number of shares of Common Stock equal to $250.00 (the liquidation preference per share of Preferred Stock) divided by the lesser of the Conversion Price in effect on the date notice of conversion is given and the average Closing Sale Price of the Common Stock for the five Trading Day period ending on the second Trading Day immediately prior to the Conversion Date.

               9. CONVERSION RATE ADJUSTMENTS. The Conversion Rate shall be adjusted from time to time by the Corporation in accordance with the provisions of this Section 9.

                  (a) If the Corporation shall hereafter pay a dividend or make a distribution to all holders of the outstanding Common Stock in shares of Common Stock, the Conversion Rate shall be increased so that the same shall

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         equal the rate determined by multiplying the Conversion Rate in effect at the opening of business on the date following the date fixed for the determination of stockholders entitled to receive such dividend or other distribution by a fraction,

                           (i) the numerator of which shall be the sum of the number of shares of Common Stock outstanding at the close of business on the date fixed for the determination of stockholders entitled to receive such dividend or other distribution plus the total number of shares of Common Stock constituting such dividend or other distribution; and

                           (ii) the denominator of which shall be the number of shares of Common Stock outstanding at the close of business on the date fixed for such determination,

         such increase to become effective immediately after the opening of business on the day following the date fixed for such determination. If any dividend or distribution of the type described in this Section 9(a) is declared but not so paid or made, the Conversion Rate shall again be adjusted to the Conversion Rate that would then be in effect if such dividend or distribution had not been declared.

                  (b) If the Corporation shall issue rights or warrants to all holders of any class of Common Stock entitling them (for a period expiring within forty-five (45) days after the date fixed for determination of stockholders entitled to receive such rights or warrants) to subscribe for or purchase shares of Common Stock at a price per share less than the average of the Closing Sale Prices of the Common Stock for the 10 Trading Days preceding the declaration date for such distribution, the Conversion Rate shall be increased so that the same shall equal the rate determined by multiplying the Conversion Rate in effect immediately prior to the date fixed for determination of stockholders entitled to receive such rights or warrants by a fraction,

                           (i) the numerator of which shall be the number of shares of Common Stock outstanding on the date fixed for the determination of stockholders entitled to receive such rights or warrants plus the total number of additional shares of Common Stock offered for subscription or purchase; and

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                                       83

                           (ii) the denominator of which shall be the sum of the number of shares of Common Stock outstanding at the close of business on the date fixed for the determination of stockholders entitled to receive such rights or warrants plus the number of shares that the aggregate offering price of the total number of shares so offered would purchase at a price equal to the average of the Closing Sale Prices of the Common Stock for the 10 Trading Days preceding the declaration date for such distribution.

         Such adjustment shall be successively made whenever any such rights or warrants are issued, and shall become effective immediately after the opening of business on the day following the date fixed for the determination of stockholders entitled to receive such rights or warrants. To the extent that shares of Common Stock are not delivered after the expiration of such rights or warrants, the Conversion Rate shall be readjusted to the Conversion Rate that would then be in effect had the adjustments made upon the issuance of such rights or warrants been made on the basis of delivery of only the number of shares of Common Stock actually delivered. If such rights or warrants are not so issued, the Conversion Rate shall again be adjusted to be the Conversion Rate that would then be in effect if such date fixed for the determination of stockholders entitled to receive such rights or warrants had not been fixed. In determining whether any rights or warrants entitle the holders to subscribe for or purchase shares of Common Stock at a price less than the average of the Closing Sale Prices of the Common Stock for the 10 Trading Days preceding the declaration date for such distribution, and in determining the aggregate offering price of such shares of Common Stock, there shall be taken into account any consideration received by the Corporation for such rights or warrants and any amount payable on exercise or conversion thereof, the value of such consideration, if other than cash, to be determined by the Board of Directors.

                  (c) If the outstanding shares of Common Stock shall be subdivided into a greater number of shares of Common Stock, the Conversion Rate in effect at the opening of business on the day following the day upon which such subdivision becomes effective shall be proportionately increased, and conversely, in case outstanding shares of Common Stock shall be combined into a smaller number of shares of Common Stock, the Conversion Rate in effect at the opening of business on

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                                       84

         the day following the day upon which such combination becomes effective shall be proportionately reduced, such increase or reduction, as the case may be, to become effective immediately after the opening of business on the day following the day upon which such subdivision or combination becomes effective.

                  (d) If the Corporation shall, by dividend or otherwise, distribute to all holders of its Common Stock shares of any class of Capital Stock of the Corporation or evidences of its indebtedness or other assets (including securities, but excluding (x) any rights or warrants referred to in 9(b) and (y) any dividend or distribution (I) paid exclusively in cash or (II) referred to in Section 9(a)) (any of the foregoing hereinafter in this Certificate called the "DISTRIBUTED PROPERTY"), then, in each such case, the Conversion Rate shall be increased so that the same shall be equal to the rate determined by multiplying the Conversion Rate in effect on the Record Date with respect to such distribution by a fraction,

                           (i) the numerator of which shall be the Current Market Price on such Record Date; and

                           (ii) the denominator of which shall be the Current Market Price on such Record Date less the Fair Market Value (as determined by the Board of Directors, whose determination shall be conclusive, and described in a resolution of the Board of Directors) on the Record Date of the portion of the Distributed Property so distributed applicable to one share of Common Stock, such adjustment to become effective immediately prior to the opening of business on the day following such Record Date; provided that if the then Fair Market Value (as so determined) of the portion of the Distributed Property so distributed applicable to one share of Common Stock is equal to or greater than the Current Market Price on the Record Date, in lieu of the foregoing adjustment, adequate provision shall be made so that each holder of Preferred Stock shall have the right to receive upon conversion the amount of Distributed Property such holder would have received had such holder converted each share Preferred Stock on the Record Date. If such dividend or distribution is not so paid or made, the Conversion Rate shall again be adjusted to be the Conversion Rate that would then be in effect if such dividend or distribution had not been declared. If the Board of Directors determines the Fair Market Value of any distribution for

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                                       85

         purposes of this Section 9(d) by reference to the actual or when issued trading market for any securities, it must in doing so consider the prices in such market over the same period used in computing the Current Market Price on the applicable Record Date.

                  For purposes of this Section 9(d), Section 9(a) and Section 9(b), any dividend or distribution to which this Section 9(d) is applicable that also includes shares of Common Stock, or rights or warrants to subscribe for or purchase shares of Common Stock (or both), shall be deemed instead to be (1) a dividend or distribution of the evidences of indebtedness, assets or shares of capital stock other than such shares of Common Stock or rights or warrants (and any Conversion Rate adjustment required by this Section 9(d) with respect to such dividend or distribution shall then be made) immediately followed by
         (2) a dividend or distribution of such shares of Common Stock or such rights or warrants (and any further Conversion Rate adjustment required by Sections 9(a) and 9(b) with respect to such dividend or distribution shall then be made), except (A) the Record Date of such dividend or distribution shall be substituted as "the date fixed for the determination of stockholders entitled to receive such dividend or other distribution", "the date fixed for the determination of stockholders entitled to receive such rights or warrants" and "the date fixed for such determination" within the meaning of Sections 9(a) and 9(b) and (B) any shares of Common Stock included in such dividend or distribution shall not be deemed "outstanding at the close of business on the date fixed for such determination" within the meaning of Section 9(a).

                  (e) If the Corporation shall, by dividend or otherwise, distribute to all holders of its Common Stock cash (excluding any dividend or distribution in connection with the liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary), then if the sum of the amount of such cash distributions per share of Common Stock plus the aggregate amount of cash distributions per share of Common Stock in the immediately preceding twelve month period exceeds the greater of:

                           (i) the annualized amount per share of Common Stock of the next preceding quarterly cash dividend on the Common Stock to the extent that such preceding quarterly dividend did not require any adjustment to the Conversion Rate

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                                       86

         pursuant to this Section 9(e) (as adjusted to reflect subdivisions, or combinations of the Common Stock); and

                           (ii) 1.5% of the average of the Closing Sale Price during the ten Trading Days immediately prior to the date of declaration of such dividend,

         the Conversion Rate shall be increased so that the same shall equal the rate determined by multiplying the Conversion Rate in effect immediately prior to the close of business on such record date by a fraction,

                           (i) the numerator of which shall be the Current Market Price on such record date; and

                           (ii) the denominator of which shall be the Current Market Price on such record date less (x) in the case of a quarterly cash dividend, the amount of cash distributed in excess of the threshold set forth above) applicable to one share of Common Stock or
         (y) in the case of a cash distribution that is not a quarterly dividend, the amount of such distribution applicable to one share of Common Stock.

         such adjustment to be effective immediately prior to the opening of business on the day following the Record Date; provided that if the portion of the cash so distributed applicable to one share of Common Stock is equal to or greater than the Current Market Price on the record date, in lieu of the foregoing adjustment, adequate provision shall be made so that each holder of Preferred Stock shall have the right to receive upon conversion the amount of cash such holder would have received had such holder converted each share of Preferred Stock on the Record Date. If such dividend or distribution is not so paid or made, the Conversion Rate shall again be adjusted to be the Conversion Rate that would then be in effect if such dividend or distribution had not been declared.

                  (f) If a tender or exchange offer made by the Corporation or any Subsidiary for all or any portion of the Common Stock shall expire and such tender or exchange offer (as amended upon the expiration thereof) shall require the payment to stockholders of consideration per share of Common Stock having a Fair Market Value (as determined by the Board of Directors, whose determination shall be conclusive and described in a resolution of the Board of Directors) that as of the last time (the "EXPIRATION TIME") tenders or exchanges may be made pursuant to such tender or exchange offer (as it may be

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                                       87

         amended) exceeds the Closing Sale Price of a share of Common Stock on the Trading Day next succeeding the Expiration Time, the Conversion Rate shall be increased so that the same shall equal the rate determined by multiplying the Conversion Rate in effect immediately prior to the Expiration Time by a fraction,

                           (i) the numerator of which shall be the sum of (x) the Fair Market Value (determined as aforesaid) of the aggregate consideration payable to stockholders based on the acceptance (up to any maximum specified in the terms of the tender or exchange offer) of all shares validly tendered or exchanged and not withdrawn as of the Expiration Time (the shares deemed so accepted up to any such maximum, being referred to as the "PURCHASED SHARES") and (y) the product of the number of shares of Common Stock outstanding (less any Purchased Shares) at the Expiration Time and the Closing Sale Price of a share of Common Stock on the Trading Day next succeeding the Expiration Time, and

                           (ii) the denominator of which shall be the number of shares of Common Stock outstanding (including any tendered or exchanged shares) at the Expiration Time multiplied by the Closing Sale Price of a share of Common Stock on the Trading Day next succeeding the Expiration Time, such adjustment to become effective immediately prior to the opening of business on the day following the Expiration Time. If the Corporation is obligated to purchase shares pursuant to any such tender or exchange offer, but the Corporation is permanently prevented by applicable law from effecting any such purchases or all such purchases are rescinded, the Conversion Rate shall again be adjusted to be the Conversion Rate that would then be in effect if such tender or exchange offer had not been made.

                  (g) If the Corporation pays a dividend or makes a distribution to all holders of its Common Stock consisting of capital stock of any class or series, or similar equity interests, of or relating to a Subsidiary or other business unit of the Corporation, the Conversion Rate shall be increased so that the same shall be equal to the rate determined by multiplying the Conversion Rate in effect on the Record Date with respect to such distribution by a fraction,

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                                       88

                           (i) the numerator of which shall be the sum of (A) the average of the Closing Sale Prices of the Common Stock for the ten
         (10) Trading Days commencing on and including the fifth Trading Day after the date on which "ex-dividend trading" commences for such dividend or distribution on The New York Stock Exchange or such other national or regional exchange or market which such securities are then listed or quoted (the "EX-DIVIDEND DATE") plus (B) the Fair Market Value of the securities distributed in respect of each share of Common Stock for which this Section 9(g) applies, which shall equal the number of securities distributed in respect of each share of Common Stock multiplied by the average of the Closing Sale Prices of those distributed securities for the ten (10) Trading Days commencing on and including the fifth Trading Day after the Ex-Dividend Date; and

                           (ii) the denominator of which shall be the average of the Closing Sale Prices of the Common Stock for the ten (10) Trading Days commencing on and including the fifth Trading Day after the Ex-Dividend Date, such adjustment to become effective immediately prior to the opening of business on the day following the fifteenth Trading Day after the Ex-Dividend Date; provided that if (x) the average of the Closing Sale Prices of the Common Stock for the ten (10) Trading Days commencing on and including the fifth Trading Day after the Ex-Dividend Date minus
         (y) the Fair Market Value of the securities distributed in respect of each share of Common Stock for which this Section 9(g) applies (as calculated in Section 9(g)(i) above) is less than $1.00, then the adjustment provided by for by this Section 9(g) shall not be made and in lieu thereof the provisions of Section 10 shall apply to such distribution.

                  (h) The Corporation may make such increases in the Conversion Rate in addition to those required by Sections 9(a), (b), (c), (d),
         (e), (f) and (g) as the Board of Directors considers to be advisable to avoid or diminish any income tax to holders of Common Stock or rights to purchase Common Stock resulting from any dividend or distribution of stock (or rights to acquire stock) or from any event treated as such for income tax purposes. To the extent permitted by applicable law, the Corporation from time to time may increase the Conversion Rate by any amount for any period of time if the Board of Directors shall have made a determination that such increase would be in the best interests of the Corporation, which determination shall be conclusive.

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                                       89

         Whenever the Conversion Rate is increased pursuant to the preceding sentence, the Corporation shall mail to holders of the Preferred Stock a notice of the increase prior to the date the increased Conversion Rate takes effect, and such notice shall state the increased Conversion Rate and the period during which it will be in effect.

                  (i) No adjustment in the Conversion Rate shall be required unless such adjustment would require an increase or decrease of at least one percent (1%) in such rate; provided that any adjustments that by reason of this Section 9(i) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 9 shall be made by the Corporation and shall be made to the nearest cent or to the nearest one-ten thousandth (1/10,000) of a share, as the case may be. No adjustment need be made for rights to purchase Common Stock pursuant to a Corporation plan for reinvestment of dividends or interest or, except as set forth in this Section 9, for any issuance of Common Stock or convertible or exchangeable securities or rights to purchase Common Stock or convertible or exchangeable securities. To the extent the securities become convertible into cash, assets, property or securities (other than Capital Stock of the Corporation), subject to Section 10, no adjustment need be made thereafter as to the cash, assets, property or such securities. Dividends will not accrue on any cash into which the Preferred Stock is convertible.

                  (j) Whenever the Conversion Rate is adjusted as herein provided, the Corporation shall promptly file with the Conversion Agent an Officer's certificate setting forth the Conversion Rate after such adjustment and setting forth a brief statement of the facts requiring such adjustment. Unless and until a responsible officer of the Conversion Agent shall have received such Officer's certificate, the Conversion Agent shall not be deemed to have knowledge of any adjustment of the Conversion Rate and may assume that the last Conversion Rate of which it has knowledge is still in effect. Promptly after delivery of such certificate, the Corporation shall prepare a notice of such adjustment of the Conversion Rate setting forth the adjusted Conversion Rate and the date on which each adjustment becomes effective and shall mail such notice of such adjustment of the Conversion Rate to the each holder of Preferred Stock at his last address appearing on the register within twenty (20) days after execution thereof. Failure

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                                       90

         to deliver such notice shall not affect the legality or validity of any such adjustment.

                  (k) For purposes of this Section 9, the number of shares of Common Stock at any time outstanding shall not include shares held in the treasury of the Corporation, unless such treasury shares participate in any distribution or dividend that requires an adjustment pursuant to this Section 9, but shall include shares issuable in respect of scrip certificates issued in lieu of fractions of shares of Common Stock.

              10. EFFECT OF RECLASSIFICATION, CONSOLIDATION, MERGER OR SALE ON CONVERSION PRIVILEGE. (a) If any of the following events occur, namely
         (i) any reclassification or change of the outstanding shares of Common Stock (other than a subdivision or combination to which Section 9(c) applies), (ii) any consolidation, merger or combination of the Corporation with another Person as a result of which holders of Common Stock shall be entitled to receive stock, other securities or other property or assets (including cash) with respect to or in exchange for such Common Stock, or (iii) any sale or conveyance of all or substantially all of the properties and assets of the Corporation to any other Person as a result of which holders of Common Stock shall be entitled to receive stock, other securities or other property or assets (including cash) with respect to or in exchange for such Common Stock, then each share of Preferred Stock shall be convertible, on and after the effective date of such reclassification, change, consolidation, merger, combination, sale or conveyance, into the kind and amount of shares of stock, other securities or other property or assets (including cash) receivable upon such reclassification, change, consolidation, merger, combination, sale or conveyance by a holder of the number of shares of Common Stock issuable upon conversion of such Preferred Stock (assuming, for such purposes, a sufficient number of authorized shares of Common Stock are available to convert all such Preferred Stock) immediately prior to such reclassification, change, consolidation, merger, combination, sale or conveyance assuming such holder of Common Stock did not exercise his rights of election, if any, as to the kind or amount of stock, other securities or other property or assets (including cash) receivable upon such reclassification, change, consolidation, merger, combination, sale or conveyance (provided that, if the kind or amount of stock, other securities or other property or assets (including cash) receivable upon such reclassification, change, consolidation, merger,

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                                       91

         combination, sale or conveyance is not the same for each share of Common Stock in respect of which such rights of election shall not have been exercised ("NON-ELECTING SHARE"), then for the purposes of this
         Section 10 the kind and amount of stock, other securities or other property or assets (including cash) receivable upon such reclassification, change, consolidation, merger, combination, sale or conveyance for each non-electing share shall be deemed to be the kind and amount so receivable per share by a plurality of the non-electing shares).

                  (b) The Corporation shall cause notice of the application of this Section 10 within twenty (20) days after the occurrence of the events specified in Section 10(a) and shall issue a press release containing such information and publish such information on its website. Failure to deliver such notice shall not affect the legality or validity of the modification to the conversion rights of the Preferred Stock effected by this Section 10.

                  (c) The above provisions of this Section shall similarly apply to successive reclassifications, changes, consolidations, mergers, combinations, sales and conveyances, and the provisions of Section 9 shall apply to any shares of Capital Stock received by the holders of Common Stock in any such reclassification, change, consolidation, merger, combination, sale or conveyance.

                  (d) If this Section 10 applies to any event or occurrence,
         Section 9 shall not apply.

              11. CONSOLIDATION, MERGER AND SALE OF ASSETS. The Corporation, without the consent of the holders of any of the outstanding Preferred Stock may, consolidate with or merge into any other Person or convey, transfer or lease all or substantially all of its assets to any Person or may permit any Person to consolidate with or merge into, or transfer or lease all or substantially all its properties to the Corporation; provided, however that (a) the successor, transferee or lessee is organized under the laws of the United States, any political subdivision thereof or Puerto Rico and (b) the shares of Preferred Stock will become shares of such successor, transferee or lessee, having in respect of such successor, transferee or lessee the same powers, preferences and relative participating, optional or other special rights and the qualification, limitations or restrictions thereon, that

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                                       92

         the Preferred Stock had immediately prior to such transaction.

                  Under any consolidation by the Corporation with, or merger by it into, any other Person or any conveyance, transfer or lease of all or substantially all its assets as described in the preceding paragraph, the successor resulting from such consolidation or into which the Corporation is merged or the transferee or lessee to which such conveyance, transfer or lease is made, will succeed to, and be substituted for, and may exercise every right and power of, the Corporation under the shares of Preferred Stock, and thereafter, except in the case of a lease, the predecessor (if still in existence) will be released from its obligations and covenants with respect to the preferred stock.

              12. TRANSFER AGENT AND REGISTRAR. The duly appointed Transfer Agent and Registrar for the Preferred Stock shall be Mellon Investor Services LLC. The Corporation may, in its sole discretion, remove the Transfer Agent and Registrar in accordance with the agreement between the Corporation and the Transfer Agent and Registrar; provided that the Corporation shall appoint a successor transfer agent who shall accept such appointment prior to the effectiveness of such removal.

              13. CURRENCY. All shares of Preferred Stock shall be denominated in U.S. currency, and all payments and distributions thereon or with respect thereto shall be made in U.S. currency. All references herein to "$"or "dollars" refer to U.S. currency.

              14. FORM. (a) Preferred Stock shall initially be issued in the form of one or more permanent global shares of Preferred Stock in definitive, fully registered form with the global legend (the "GLOBAL SHARES LEGEND") and, until such time as otherwise determined by the Corporation and the Transfer Agent, the restricted shares legend (the "RESTRICTED SHARES LEGEND"), each substantially as set forth on the form of Preferred Stock certificate attached hereto as Exhibit A (each, a "GLOBAL PREFERRED SHARE"), which is hereby incorporated in and expressly made a part of this Certificate. The Global Preferred Share may have notations, legends or endorsements required by law, stock exchange rules, agreements to which the Corporation is subject, if any, or usage (provided that any such notation, legend or endorsement is in a form acceptable to the Corporation). The Global Preferred Share shall be

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                                       93

         deposited on behalf of the holders of the Preferred Stock represented thereby with the Registrar, at its New York office, as custodian for DTC or a Depositary, and registered in the name of the Depositary or a nominee of the Depositary, duly executed by the Corporation and countersigned and registered by the Registrar as hereinafter provided. The aggregate number of shares represented by each Global Preferred Share may from time to time be increased or decreased by adjustments made on the records of the Registrar and the Depositary or its nominee as hereinafter provided. This Section 14(a) shall apply only to a Global Preferred Share deposited with or on behalf of the Depositary. The Corporation shall execute and the Registrar shall, in accordance with this Section 14, countersign and deliver initially one or more Global Preferred Shares that (i) shall be registered in the name of Cede & Co. or other nominee of the Depositary and (ii) shall be delivered by the Registrar to Cede & Co. or pursuant to instructions received from Cede & Co. or held by the Registrar as custodian for the Depositary pursuant to an agreement between the Depositary and the Registrar. Members of, or participants in, the Depositary ("AGENT MEMBERS") shall have no rights under this Certificate with respect to any Global Preferred Share held on their behalf by the Depositary or by the Registrar as the custodian of the Depositary or under such Global Preferred Share, and the Depositary may be treated by the Corporation, the Registrar and any agent of the Corporation or the Registrar as the absolute owner of such Global Preferred Share for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Corporation, the Registrar or any agent of the Corporation or the Registrar from giving effect to any written certification, proxy or other authorization furnished by the Depositary or impair, as between the Depositary and its Agent Members, the operation of customary practices of the Depositary governing the exercise of the rights of a holder of a beneficial interest in any Global Preferred Share. Unless otherwise required by applicable law, owners of beneficial interests in Global Preferred Shares shall not be entitled to receive physical delivery of certificated shares of Preferred Stock, unless (x) DTC is unwilling or unable to continue as Depositary for the Global Preferred Shares and the Corporation does not appoint a qualified replacement for DTC within 90 days, (y) DTC ceases to be a "clearing agency" registered under the Exchange Act or (z) the Corporation decides to discontinue the use of book-entry transfer through DTC (or any successor Depositary). In either such case, the Global Preferred Shares shall be exchanged in whole for definitive shares of Preferred Stock in registered form, with the same terms and of an equal aggregate Liquidation Preference, and bearing a Restricted Shares Legend (unless the Corporation determines otherwise in accordance with applicable law). Definitive shares of Preferred Stock shall be registered in the name or names of the Person or Person specified by DTC in a written instrument to the Registrar. To the extent required by law, the Corporation will issue Preferred Stock in certificate form to beneficial owners upon their written request. Such certificates shall be substantially in the form of Exhibit A except for references to the Depositary and its nominee, will bear the Restricted Shares Legend and may have such other modifications as deemed necessary or advisable by the Corporation.

                  (b) (i) An Officer shall sign the Global Preferred Shares for the Corporation, in accordance with the Corporation's bylaws and applicable law, by manual or facsimile signature.

                           (ii) If an Officer whose signature is on a Global Preferred Share no longer holds that office at the time the Transfer Agent authenticates the Global Preferred Share, the Global Preferred Share shall be valid nevertheless.

                           (iii) A Global Preferred Share shall not be valid until an authorized signatory of the Transfer Agent manually countersigns the Global Preferred Share. The signature shall be conclusive evidence that the Global Preferred Share has been authenticated under this Certificate. Each Global Preferred Share shall be dated the date of its authentication.

              15. REGISTRATION; TRANSFER. (a) The Preferred Stock and the Common Stock issuable upon conversion of the shares of Preferred Stock have not been registered under the Securities Act and may not be resold, pledged or otherwise transferred prior to the date when they no longer constitute "restricted securities" for purposes of Rule 144(k) under the Securities Act other than (i) to the Corporation, (ii) to "qualified institutional buyers" pursuant to and in compliance with Rule 144A under the Securities Act ("RULE 144A"), (iii) pursuant to an exemption from the registration requirements of the Securities Act provided by Rule 144 under the Securities Act or (iv) pursuant to an effective registration statement under the Securities Act, in each case, in accordance with any applicable securities laws of any state of the United States.

                  (b) Notwithstanding any provision to the contrary herein, so long as a Global Preferred Share remains outstanding and is held by or on behalf of the Depositary, transfers of a Global Preferred Share, in whole or in part, or of any beneficial interest therein, shall only be made in accordance with this Section 15; provided, however, that a beneficial interest in a Global Preferred Share bearing the Restricted Shares Legend may be transferred to a Person who takes delivery thereof in the form of a beneficial interest in a different Global Preferred Share not bearing the Restricted Shares Legend in accordance with the transfer restrictions set forth in the Restricted Shares Legend and the provisions set forth in Section 15(c)(ii).

                  (c) (i) Except for transfers or exchanges made in accordance with Section 15(c)(ii), transfers of a Global Preferred Share shall be limited to transfers of such Global Preferred Share in whole, but not in part, to nominees of the Depositary or to a successor of the Depositary or such successor's nominee.

                           (ii) If an owner of a beneficial interest in a Global Preferred Share deposited with the Depositary, or with the Registrar as custodian for the Depositary, wishes at any time to transfer its interest in such Global Preferred Share bearing the Restricted Shares Legend to a Person who is eligible to take delivery thereof in the form of a beneficial interest in a Global Preferred Share not bearing the Restricted Shares Legend, such owner may, subject to the rules and procedures of the Depositary, cause the exchange of such interest for a new beneficial interest in the applicable Global Preferred Share. Upon receipt by the Transfer Agent at its office in The City of New York of
         (A) instructions from the holder directing the Transfer Agent to transfer its interest in the applicable Global Preferred Share, such instructions to contain the name of the transferee and appropriate account information, (B) a certificate in the form of the Certificate of Transfer on the reverse side of the form of Preferred Stock certificate attached hereto as Exhibit B, given by the transferor, to the effect set forth therein, and (C) such other certifications, legal opinions and other information as the Corporation or the Registrar may reasonably require to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act, then the Registrar shall instruct the Depositary to reduce or cause to be reduced such Global Preferred Share bearing the Restricted Shares Legend (in the form attached as Schedule A) by the number of shares to be exchanged and to debit or cause to be debited from the account of the Person making such transfer the beneficial interest in the Global Preferred Share that is being transferred, and concurrently with such reduction and debit, the Registrar will instruct the Depositary to increase or cause to be increased the applicable Global Preferred Share not bearing the Restricted Shares Legend by the aggregate number of shares being exchanged and to credit or cause to be credited to the account of the transferee the beneficial interest in the Global Preferred Share that is being transferred. Similar procedures will be followed by the Corporation or its Transfer Agent for any Preferred Stock issued in certificated form.

                  (d) Except in connection with a Shelf Registration Statement contemplated by and in accordance with the terms of the Registration Rights Agreement relating to the Preferred Stock and shares of Common Stock issuable on conversion of the Preferred Stock (collectively, the "REGISTRABLE SECURITIES"), if shares of Preferred Stock are issued upon the transfer, exchange or replacement of Preferred Stock bearing the Restricted Shares Legend, or if a request is made to remove such Restricted Shares Legend on Preferred Stock, the Preferred Stock so issued shall bear the Restricted Shares Legend and the Restricted Shares Legend shall not be removed unless there is delivered to the Corporation and the Registrar such satisfactory evidence, which may include an opinion of counsel, as may be reasonably required by the Corporation or the Registrar, that neither the legend nor the restrictions on transfer set forth therein are required to ensure that transfers thereof comply with the provisions of Rule 144A or Rule 144 under the Securities Act or that such shares of Preferred Stock are not "restricted securities" within the meaning of Rule 144 under the Securities Act. Upon provision of such satisfactory evidence, the Registrar, at the direction of the Corporation, shall countersign and deliver shares of Preferred Stock that do not bear the Restricted Shares Legend.

                  (e) The Corporation will refuse to register any transfer of Preferred Stock or any Common Stock issuable upon conversion of the shares of Preferred Stock that is not made in accordance with the provisions of the Restricted Shares Legend and the provisions of Rule 144A or pursuant to a registration statement that has been declared effective under the Securities Act or pursuant to an available exemption from the registration requirements of the Securities Act; provided that the provisions of this paragraph
         (e) shall not be applicable to any Preferred Stock that does not bear any Restricted Shares Legend or to any Common Stock that does not bear the Common Share Legend.

                  (f) Common Stock issued upon a conversion of the Preferred Stock prior to the effectiveness of a Shelf Registration Statement shall be delivered in certificated form and shall bear the common share legend (the "COMMON SHARE LEGEND") set forth in Exhibit C hereto and include on its reverse side the Form of Certificate of Transfer for Common Stock set out in Exhibit D. If (i) shares of Common Stock issued prior to the effectiveness of a Shelf Registration Statement are to be registered in a name other than that of the holder of Preferred Stock or (ii) shares of Common Stock represented by a certificate bearing the Common Share Legend are transferred subsequently by such holder, then the holder must deliver to the Registrar a certificate in substantially the form of Exhibit D as to compliance with the restrictions on transfer applicable to such Common Stock and the Transfer Agent shall not be required to register any transfer of such Common Stock not so accompanied by a properly completed certificate. Such Common Share Legend may be removed, and new certificates representing the Common Stock may be issued, upon the presentation of satisfactory evidence that such Common Share Legend is no longer required as described above in paragraph (c) of this Section 15 with respect to the Preferred Stock.

              16. PAYING AGENT AND CONVERSION AGENT.

                  (a) The Corporation shall maintain in the Borough of Manhattan, City of New York, State of New York (i) an office or agency for the payment of dividends on the Preferred Stock (the "PAYING AGENT") and (ii) an office or agency where Preferred Stock may be presented for conversion (the "CONVERSION AGENT"). The Transfer Agent shall act as Paying Agent and Conversion Agent, unless another Paying Agent or Conversion Agent is appointed by the Corporation. The Corporation may appoint the Transfer Agent, the Paying Agent and the Conversion Agent and may appoint one or more additional paying agents and one or more additional conversion agents in such other locations as it shall determine. The term "Paying Agent" includes any additional paying agent and the term "Conversion Agent" includes any additional conversion agent. The Corporation may change any Paying Agent or Conversion Agent without prior notice to any holder. The Corporation shall notify the Registrar of the name and address of any Paying Agent or Conversion Agent appointed by the Corporation. If the Corporation fails to appoint or maintain another entity as Paying Agent or Conversion Agent, the Registrar shall act as such. The Corporation or any of its Affiliates may act as Paying Agent, Transfer Agent, co-registrar or Conversion Agent.

                  (b) Payments due on the Preferred Stock shall be payable by United States dollar check drawn on, or wire transfer (provided that appropriate wire instructions have been received by the Registrar at least 15 days prior to the applicable date of payment) to a U.S. dollar account maintained by the holder with, a bank located in New York City; provided that at the option of the Corporation, payment of dividends may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Preferred Stock register. Notwithstanding the foregoing, payments due in respect of beneficial interests in the Global Preferred Share shall be payable by wire transfer of immediately available funds in accordance with the procedures of the Depositary.

              17. HEADINGS. The headings of the Sections of this Certificate are for convenience of reference only and shall not define, limit or affect any of the provisions hereof.

                                                                       EXHIBIT A

                 FORM OF 4.75% PERPETUAL CUMULATIVE CONVERTIBLE
                                 PREFERRED STOCK

                                  Number: ___
                                             ____________ Shares

                                   CUSIP NO.:

             4.75% Perpetual Cumulative Convertible Preferred Stock
                           (par value $1.00 per share)
                   (liquidation preference $250.00 per share)
                                       OF
                           DORAL FINANCIAL CORPORATION

                                FACE OF SECURITY

         UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO., OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL IN AS MUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO. HAS AN INTEREST HEREIN.

         TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR'S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE CERTIFICATE OF DESIGNATION REFERRED TO BELOW.

         IN CONNECTION WITH ANY TRANSFER, THE HOLDER WILL DELIVER TO THE TRANSFER AGENT SUCH CERTIFICATES AND OTHER INFORMATION AS THE TRANSFER AGENT MAY REASONABLY REQUIRE TO CONFIRM THAT THE TRANSFER COMPLIES WITH THE FOREGOING RESTRICTIONS.

         THIS SECURITY AND THE SHARES OF COMMON STOCK ISSUABLE UPON CONVERSION OF THIS SECURITY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS. NEITHER THIS SECURITY, THE SHARES OF COMMON STOCK ISSUABLE UPON

         CONVERSION OF THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN OR THEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION.

         THE HOLDER HEREOF, BY PURCHASING THIS SECURITY, AGREES FOR THE BENEFIT OF DORAL FINANCIAL CORPORATION THAT (a) THIS SECURITY MAY NOT BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED OTHER THAN (1) TO THE COMPANY OR ANY SUBSIDIARY THEREOF, (2) IN A TRANSACTION ENTITLED TO AN EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE), (3) SO LONG AS THIS SECURITY IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE 144A"), TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE l44A (AS INDICATED BY THE BOX CHECKED BY THE TRANSFEROR ON THE CERTIFICATE OF TRANSFER ON THE REVERSE OF THIS SECURITY), (4) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT, SUBJECT, IN THE CASE OF CLAUSES
         (2) OR (4), TO THE RECEIPT BY DORAL FINANCIAL CORPORATION OF AN OPINION OF COUNSEL OR SUCH OTHER EVIDENCE ACCEPTABLE TO DORAL FINANCIAL CORPORATION THAT SUCH RESALE, PLEDGE OR TRANSFER IS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OR (5) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT AND THAT (b) THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER OF THIS NOTE OF THE RESALE RESTRICTIONS REFERRED TO HEREIN AND DELIVER TO THE TRANSFEREE (OTHER THAN A QUALIFIED INSTITUTIONAL BUYER) PRIOR TO THE SALE A COPY OF THE TRANSFER RESTRICTIONS APPLICABLE HERETO (COPIES OF WHICH MAY BE OBTAINED FROM US).

         THE HOLDER OF THIS SECURITY IS ENTITLED TO THE BENEFITS OF A REGISTRATION RIGHTS AGREEMENT (AS SUCH TERM IS DEFINED IN THE CERTIFICATE OF DESIGNATION REFERRED TO ON THE REVERSE HEREOF) AND, BY ITS ACCEPTANCE HEREOF, AGREES TO BE BOUND BY AND TO COMPLY WITH THE PROVISIONS OF SUCH REGISTRATION RIGHTS AGREEMENT.

         DORAL FINANCIAL CORPORATION, a Puerto Rico corporation (the "Corporation"), hereby certifies that Cede & Co. or registered assigns (the "Holder") is the registered owner of ________ fully paid and non-assessable shares of preferred stock of the Corporation designated the 4.75% Perpetual Cumulative Convertible Preferred Stock, par value $1.00 per share and liquidation preference $250.00 per share (the "Preferred Stock"). The shares of Preferred Stock are transferable on the books and records of the Registrar, in person or by a duly authorized attorney, upon surrender of this certificate duly endorsed and in proper form for transfer. The designation, rights, privileges, restrictions, preferences and other terms and provisions of the Preferred Stock represented hereby are issued and shall in all respects be subject to the provisions of the Certificate of Designation of the Corporation dated September 29, 2003, as the same may be amended from time to time in accordance with its terms (the "Certificate of Designation"). Capitalized terms used but not defined herein shall have the respective meanings given to them in the Certificate of Designation. The Corporation will provide a copy of the Certificate of Designation to a Holder without charge upon written request to the Corporation at its principal place of business.

         Reference is hereby made to select provisions of the Preferred Stock set forth on the reverse hereof, and to the Certificate of Designation, which select provisions and the Certificate of Designation shall for all purposes have the same effect as if set forth at this place.

         Upon receipt of this certificate, the Holder is bound by the Certificate of Designation and is entitled to the benefits thereunder.

         Unless the Transfer Agent's Certificate of Authentication hereon has been properly executed, the shares of Preferred Stock evidenced hereby shall not be entitled to any benefit under the Certificate of Designation or be valid or obligatory for any purpose.

         IN WITNESS WHEREOF, Doral Financial Corporation has executed this certificate as of the date set forth below.

                                    DORAL FINANCIAL
                                    CORPORATION

                                       By:_____________________
                                                  Name:
                                                  Title:

                                       Dated:___________________

         TRANSFER AGENT'S CERTIFICATE OF AUTHENTICATION

         This is one of the certificates representing shares of Preferred Stock referred to in the within mentioned Certificate of Designation.

                                                     Dated: ____________________

                              REVERSE OF SECURITY

                          DORAL FINANCIAL CORPORATION

             4.75% Perpetual Cumulative Convertible Preferred Stock

         Dividends on each share of Preferred Stock shall be payable in cash at a rate per annum set forth on the face hereof or as provided in the Certificate of Designation.

         The shares of Preferred Stock shall be convertible into the Corporation's Common Stock in the manner and according to the terms set forth in the Certificate of Designation.

         As required under Puerto Rico law, the Corporation shall furnish to any Holder, upon request and without charge, a full summary statement of the designations, voting rights, preferences, limitations and special rights of the shares of each class or series authorized to be issued by the Corporation so far as they have been fixed and determined.

                                   ASSIGNMENT

         FOR VALUE RECEIVED, the undersigned assigns and transfers the shares of Preferred Stock evidenced hereby to:

         _______________________________________________________________________
         _________________

         _______________________________________________________________________
         _________________

         (Insert assignee's social security or tax identification number)

         _______________________________________________________________________
         _________________

         (Insert address and zip code of assignee)

         _______________________________________________________________________
         _________________

         _______________________________________________________________________
         _________________

         and irrevocably appoints:

         _______________________________________________________________________
         _________________

         agent to transfer the shares of Preferred Stock evidenced hereby on the books of the Transfer Agent and Registrar. The agent may substitute another to act for him or her.

         Date: __________________

         Signature: ______________________

         (Sign exactly as your name appears on the other side of this Preferred Stock Certificate)

         Signature Guarantee: _____________________1

----------------------------
         1   Signature must be guaranteed by an "eligible guarantor institution"
(i.e., a bank, stockbroker, savings and loan association or credit union) meeting the requirements of the Registrar, which requirements include

                              NOTICE OF CONVERSION

                    (To be Executed by the Registered Holder in order to Convert the Preferred Stock)

         The undersigned hereby irrevocably elects to convert (the "Conversion") _______ shares of 4.75% Perpetual Cumulative Convertible Preferred Stock (the "Preferred Stock"), represented by stock certificate No(s). __ (the "Preferred Stock Certificates") into shares of common stock, par value $1.00 per share ("Common Stock"), of Doral Financial Corporation (the "Corporation") according to the conditions of the Certificate of Designation establishing the terms of the Preferred Stock (the "Certificate of Designation"), as of the date written below. If shares are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto and is delivering herewith such certificates. No fee will be charged to the holder for any conversion, except for transfer taxes, if any. A copy of each Preferred Stock Certificate is attached hereto (or evidence of loss, theft or destruction thereof).

         The undersigned represents and warrants that all offers and sales by the undersigned of the shares of Common Stock issuable to the undersigned upon conversion of the Preferred Stock shall be made pursuant to registration of the Common Stock under the Securities Act of 1933 (the "Act") or pursuant to an exemption from registration under the Act.

         Any holder, upon the exercise of its conversion rights in accordance with the terms of the Certificate of Designation and the Preferred Stock, agrees to be bound by the terms of the Registration Rights Agreement.

         The Corporation is not required to issue shares of Common Stock until the original Preferred Stock Certificate(s) (or evidence of loss, theft or destruction thereof) to be converted are received by the Corporation or its Transfer Agent. The Corporation shall issue and deliver shares of Common Stock to an overnight courier not later than two

-------------------------
membership or participation in the Securities Transfer Agents Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

         business days following receipt of the original Preferred Stock Certificate(s) to be converted.

         Capitalized terms used but not defined herein shall have the meanings ascribed thereto in or pursuant to the Certificate of Designation.

                  Date of Conversion:
         __________________________________________
                  Number of shares of Convertible Preferred Stock to be
                  Converted:
         _______________________________________

                  Signature:
         __________________________________________________
                  Name:
         _____________________________________________________
                  Address:2
         ___________________________________________________
                  Fax No.:
         ____________________________________________________

---------------
          2 Address where shares of Common Stock and any other payments or certificates shall be sent by the Corporation.

                                                                      SCHEDULE A

                    SCHEDULE OF EXCHANGES FOR GLOBAL SECURITY

                 The initial number of shares of Preferred Stock
               represented by this Global Preferred Share shall be
                __________. The following exchanges of a part of
                   this Global Preferred Share have been made:

                                    Number of
                                     shares
                        Amount of   represent
                        increase      ed by
           Amount of       in          this
          decrease in   number of    Global
           number of      shares    Preferred
            shares      represent     Share
          represented     ed by     following
            by this        this        such      Signature of
  Date      Global        Global    decrease      authorized
   of      Preferred    Preferred      or           officer
Exchange     Share        Share     increase     of Registrar
--------  -----------   ---------   ---------    ------------
_____________________________________________________________
_____________________________________________________________
_____________________________________________________________
_____________________________________________________________
_____________________________________________________________
_____________________________________________________________
_____________________________________________________________
_____________________________________________________________
_____________________________________________________________
_____________________________________________________________

                                                                       EXHIBIT B

                         FORM OF CERTIFICATE OF TRANSFER
                   (Transfers pursuant to 15(c)(ii) and 15(e)
                       of the Certificate of Designation)

[               ] as Transfer Agent

[ADDRESS]
[ATTN]

Re: Doral Financial Corporation
    4.75% Perpetual Cumulative Convertible Preferred Stock (the "Preferred
    Stock")

Reference is hereby made to the Certificate of Designation relating to the Preferred Stock dated September 25, 2003, as such may be amended from time to time (the "Certificate of Designation"). Capitalized terms used but not defined herein shall have the respective meanings given to them in the Certificate of Designation.

This Certificate relates to _____ shares of the Preferred Stock (the "Securities") which are held in the form of a Global Preferred Share bearing the Restricted Shares Legend (CUSIP NO. ) with the Depository in the name of [name of transferor] (the "Transferor") to effect the transfer of the Securities.

In connection with such request, and in respect of the Preferred Stock, the Transferor does hereby certify that shares of the Preferred Stock are being transferred (i) in accordance with the applicable securities laws of the relevant state or jurisdiction of the United States or other jurisdiction and
(ii) in accordance with their terms:

CHECK ONE BOX BELOW, AS APPLICABLE:

(1) [ ] to a transferee that the Transferor reasonably believes is a qualified institutional buyer, within the meaning of Rule 144A under the Securities Act, purchasing for its own account or for the account of a qualified institutional buyer in a transaction meeting the requirements of Rule 144A;

(2) [ ] pursuant to an exemption from registration under the Securities Act provided by Rule 144 thereunder (if available);

(3) [ ] in accordance with another exemption from the registration requirements of the Securities Act;

(4) [ ] to the Corporation or a subsidiary thereof; or

(5) [ ] pursuant to a registration statement that has been declared effective under the Securities Act.

Unless one of the boxes is checked, the Transfer Agent will refuse to register any of the Securities evidenced by this certificate in the name of any person other than the registered holder thereof; provided, however, that if box (2) or
(3) is checked, the Transfer Agent and the Corporation shall be entitled to require, prior to registering any such transfer of the Securities, such legal opinions, certifications and other information as the Corporation has reasonably requested to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933, such as the exemption provided by Rule 144 under such Act.

                                        [Name of Transferor]

                                        By:___________________________
                                        Name:
                                        Title:

Dated:

cc: Doral Financial Corporation
    Corporate Secretary
    1451 F.D. Roosevelt Avenue
    San Juan, Puerto Rico 00920-2717

                                                                       EXHIBIT C

                           Form of Common Share Legend

         THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). THE HOLDER HEREOF, BY PURCHASING THIS SECURITY, AGREES FOR THE BENEFIT OF DORAL FINANCIAL CORPORATION THAT (a) THIS SECURITY MAY NOT BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED OTHER THAN (1) TO THE COMPANY OR ANY SUBSIDIARY THEREOF, (2) IN A TRANSACTION ENTITLED TO AN EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE), (3) SO LONG AS THIS SECURITY IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE 144A"), TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE l44A (AS INDICATED BY THE BOX CHECKED BY THE TRANSFEROR ON THE CERTIFICATE OF TRANSFER ON THE REVERSE OF THIS SECURITY), (4) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT, SUBJECT, IN THE CASE OF CLAUSES (2) OR (4), TO THE RECEIPT BY DORAL FINANCIAL CORPORATION OF AN OPINION OF COUNSEL OR SUCH OTHER EVIDENCE ACCEPTABLE TO DORAL FINANCIAL CORPORATION THAT SUCH RESALE, PLEDGE OR TRANSFER IS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OR (5) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT AND THAT (b) THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER OF THIS NOTE OF THE RESALE RESTRICTIONS REFERRED TO HEREIN AND DELIVER TO THE TRANSFEREE (OTHER THAN A QUALIFIED INSTITUTIONAL BUYER) PRIOR TO THE SALE A COPY OF THE TRANSFER RESTRICTIONS APPLICABLE HERETO (COPIES OF WHICH MAY BE OBTAINED FROM US).

THE HOLDER OF THIS SECURITY IS ENTITLED TO THE BENEFITS OF A REGISTRATION RIGHTS AGREEMENT (AS SUCH TERM IS DEFINED IN THE CERTIFICATE OF DESIGNATION REFERRED TO ON THE REVERSE HEREOF) AND, BY ITS ACCEPTANCE HEREOF, AGREES TO BE BOUND BY AND TO COMPLY WITH THE PROVISIONS OF SUCH REGISTRATION RIGHTS AGREEMENT.

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                                      111

                                                                       EXHIBIT D

                         FORM OF CERTIFICATE OF TRANSFER
                                FOR COMMON STOCK

                   (Transfers pursuant to Section 15(f) of the
                           Certificate of Designation)

[Transfer Agent]

Attn:

Re: Doral Financial Corporation
    4.75% Perpetual Cumulative Convertible Preferred Stock
    (the "Preferred Stock")

Reference is hereby made to the Certificate of Designation relating to the Preferred Stock dated September 25, 2003, as such may be amended from time to time (the "Certificate of Designation"). Capitalized terms used but not defined herein shall have the respective meanings given them in the Certificate of Designation.

This letter relates to ____ shares of Common Stock represented by the accompanying certificate(s) that were issued upon conversion of the Preferred Stock and which are held in the name of [name of transferor] (the "Transferor") to effect the transfer of such Common Stock.

In connection with such request and in respect of the shares of Common Stock, the Transferor does hereby certify that the shares of Common Stock are being transferred (i) in accordance with applicable securities laws of any state of the United States or any other jurisdiction and (ii) in accordance with their terms:

CHECK ONE BOX BELOW

(1) [ ] to a transferee that the Transferor reasonably believes is a qualified institutional buyer, within the meaning of Rule 144A under the Securities Act, purchasing for its own account or for the account of a qualified institutional buyer in a transaction meeting the requirements of Rule 144A;

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                                       112

(2) [ ] pursuant to an exemption from registration under the Securities Act provided by Rule 144 thereunder (if available);

(3) [ ] in accordance with another exemption from the registration requirements of the Securities Act (based upon an opinion of counsel if the Corporation so requests);

(4) [ ] to the Corporation or a subsidiary thereof; or

(5) [ ] pursuant to a registration statement that has been declared effective under the Securities Act.

Unless one of the boxes is checked, the Transfer Agent will refuse to register any of the Securities evidenced by this certificate in the name of any person other than the registered holder thereof; provided, however, that if box (2) or
(3) is checked, the Transfer Agent shall be entitled to require, prior to registering any such transfer of the Securities, such legal opinions, certifications and other information as the Corporation has reasonably requested to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933, such as the exemption provided by Rule 144 under such Act.

                                        [Name of Transferor]

                                        By:____________________
                                        Name:
                                        Title:

Dated:

cc: Doral Financial Corporation
    Corporate Secretary
    1451 F.D. Roosevelt Avenue
    San Juan, Puerto Rico 00920-2717

         The undersigned hereby certify that the capital of the Corporation will not be reduced under or by reason of the adoption of the above resolutions providing for the creation of the above described Preferred Stock.